    As filed with the Securities and Exchange Commission on February 29, 2000


                                              1933 Act Registration No. 33-39659
                                              1940 Act Registration No. 811-6292

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-lA

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]


                         Pre-Effective Amendment No. [ ]
                      Post-Effective Amendment No. 31 [ X ]


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]


                             Amendment No. 31 [ X ]


                        (Check appropriate box or boxes.)

                          PAINEWEBBER INVESTMENT TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)


                                   Copies to:
                             ELINOR W. GAMMON, ESQ.
                             ROBERT A. WITTIE, ESQ.
                           Kirkpatrick & Lockhart LLP
                    1800 Massachusetts Avenue, N.W. 2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone (202) 778-9000


Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.


[ ] Immediately upon filing pursuant to Rule 485(b)
[X] On March 1, 2000 pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(1)
[ ] On __________________ pursuant to Rule 485(a)(1)
[ ] 75 days after filing pursuant to Rule 485(a)(2)
[ ] On __________________ pursuant to Rule 485(a)(2)


Title of Securities Being Registered: Class A, B, C and Y Shares of Beneficial Interest of PaineWebber Global Equity Fund.

PaineWebber
Global Equity Fund

PaineWebber
Global Income Fund

PaineWebber
Asia Pacific
Growth Fund

PaineWebber
Emerging Markets
Equity Fund

                         ------------------------------


                                   PROSPECTUS
                                 MARCH 1, 2000


                         ------------------------------


This prospectus offers four classes of shares in PaineWebber's four Global Funds -- Classes A, B, C and Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                                    Contents
                                   THE FUNDS


----------------------------------------------------------------------------------------------
What every investor
should know about             PaineWebber Global Equity Fund:
the funds                       3           Investment Objective, Strategies and Risks
                                4           Performance
                                5           Expenses and Fee Tables
                              PaineWebber Global Income Fund:
                                6           Investment Objective, Strategies and Risks
                                7           Performance
                                8           Expenses and Fee Tables
                              Paine Webber Asia Pacific Growth Fund:
                                9           Investment Objective, Strategies and Risks
                               10           Performance
                               11           Expenses and Fee Tables
                              PaineWebber Emerging Markets Equity Fund:
                               12           Investment Objective, Strategies and Risks
                               13           Performance
                               14           Expenses and Fee Tables
                                       YOUR INVESTMENT

----------------------------------------------------------------------------------------------
Information for                17           Managing Your Fund Account
managing your fund                          --Flexible Pricing
account                                     --Buying Shares
                                            --Selling Shares
                                            --Exchanging Shares
                                            --Pricing and Valuation
                                    ADDITIONAL INFORMATION

----------------------------------------------------------------------------------------------

Additional important           22           Management
information about              23           Dividends and Taxes
the funds                      24           Financial Highlights

----------------------------------------------------------------------------------------------
Where to learn more                         Back Cover
about PaineWebber
mutual funds


                         The funds are not complete or
                         balanced investment programs.

--------------------------------------------------------------------------------
                               Prospectus Page 2

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                            ------------------------
                         PaineWebber Global Equity Fund

                         PaineWebber Global Equity Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies in the United States and in foreign countries that are represented in the MSCI Europe, Australia and Far East Index. The EAFE Index reflects stocks in most developed countries outside North America. The fund also invests, to a lesser extent, in stocks of issuers in other countries, including emerging markets, and in U.S. and foreign bonds.


The fund's investment adviser, Mitchell Hutchins Asset Management Inc., allocates the fund's assets between U.S. and foreign markets based on how it expects U.S. stock markets to perform in comparison to stock markets in certain of the EAFE countries. Mitchell Hutchins may increase the allocation of the fund's assets to either the U.S. or foreign markets if it believes that one of those markets has a greater potential for high returns, relative to the risk of loss. The fund may (but is not required to) use options, futures contracts, forward currency contracts and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins has appointed Invista Capital Management, LLC as the sub-adviser for the fund's foreign investments. In buying and selling foreign stocks for the fund, Invista analyzes the fundamental business prospects of industries and of individual companies and assesses the relative risks presented by the countries in which those companies operate.



In buying and selling U.S. stocks for the fund, Mitchell Hutchins uses its own Factor Valuation Model to identify companies that appear undervalued. The model ranks companies based on "value" factors, such as dividends, cash flows, earnings and book values, as well as on "growth" factors, such as earnings momentum and industry performance forecasts. Mitchell Hutchins then applies fundamental analysis to select specific stocks from among those identified by the model.


PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund.



Common stocks, which are the fund's main investment, generally fluctuate in value more than other investments. The fund could lose all of its investment in a company's stock. Mitchell Hutchins may not be successful in making the best allocation between U.S. and foreign investments. The value of the fund's foreign investments may fall due to adverse political, social and economic developments abroad and adverse changes in foreign currency values relative to the U.S. dollar. This risk is greater for investments in emerging market issuers than for issuers in more developed countries. The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:


- Equity Risk

- Sector Allocation Risk


- Foreign Investing Risk


- Emerging Markets Risk


- Derivatives Risk



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                            ------------------------
                         PaineWebber Global Equity Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.



The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.



The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true of the period prior to October 1, 1998, when Mitchell Hutchins and Invista assumed the day-to-day management of the fund's assets. Prior to that date, another sub-adviser was responsible for managing all fund assets.


    TOTAL RETURN ON CLASS A SHARES (1992 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  PERCENTAGES
1990
1991
1992                 3.26%
1993                30.77%
1994                -2.38%
1995                13.54%
1996                14.80%
1997                 6.34%
1998                11.61%
1999                18.19%


    Best quarter during years shown: 1st quarter, 1998--19.22%


    Worst quarter during years shown: 3rd quarter, 1998--(19.41%)



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



                                                                                                        MSCI
CLASS                                                 CLASS A      CLASS B     CLASS C     CLASS Y     WORLD
(INCEPTION DATE)                                     (11/14/91)   (8/25/95)   (5/10/93)   (5/10/93)    INDEX
----------------                                     ----------   ---------   ---------   ---------    -----
One Year...........................................     12.86%      12.15%      16.23%      18.57%     20.34%
Five Years.........................................     11.79%        N/A       11.95%      13.20%     20.25%
Life of Class......................................     11.11%      10.71%      10.99%      12.19%         *


---------

 *Average annual total returns for the MSCI World Index for the life of each class were as follows: Class A--15.29%; Class B--20.44%; Class C--17.14%; and Class Y--17.14%.


--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
                         PaineWebber Global Equity Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................     4.5%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             5%            1%         None
Exchange Fee................................................    None          None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    0.85%         0.85%         0.85%         0.85%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          1.00          None
Other Expenses..............................................    0.46          0.57          0.49          0.38
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    1.56%         2.42%         2.34%         1.23%
                                                                ====          ====          ====          ====


EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $602         $  920        $1,262        $2,223
Class B (assuming sales of all shares at end of period).....     745          1,055         1,491         2,348
Class B (assuming no sales of shares).......................     245            755         1,291         2,348
Class C (assuming sales of all shares at end of period).....     337            730         1,250         2,676
Class C (assuming no sales of shares).......................     237            730         1,250         2,676
Class Y.....................................................     125            390           676         1,489


--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                            ------------------------
                         PaineWebber Global Income Fund

                         PaineWebber Global Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Primarily, high current income consistent with prudent investment risk; secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in high quality bonds of governmental and private issuers in the United States and in developed foreign countries. These high quality bonds are rated in one of the two highest rating categories or are of comparable quality. The fund also invests, to a lesser extent, in lower rated bonds, including bonds of issuers in emerging markets. These may include bonds that have very low credit ratings but that Mitchell Hutchins Asset Management Inc., the fund's investment adviser, believes may provide a return that is high enough to justify the additional risk. Some of the fund's bonds may be backed by mortgages.



Mitchell Hutchins normally invests a portion of the fund's assets in bonds of U.S. government and private issuers and allocates the balance of the fund's portfolio among bonds of issuers in different foreign countries. Mitchell Hutchins decides which bonds to buy or sell by determining the allocation to different geographic areas, countries and industries based upon its assessment of fundamental economic strengths, credit quality and currency and interest rate trends. The fund may (but is not required to) use options, futures contracts, forward currency contracts and other derivatives as part of its investment strategy or to help manage portfolio risks.


PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund.



The fund is subject to interest rate risk, which is the risk that the value of its investments generally will fall when interest rates rise. The value of the fund's foreign investments also may fall due to adverse political, social and economical developments abroad and adverse changes in foreign currency values relative to the U.S. dollar. This risk is greater for investments in emerging market issuers than for issuers in more developed countries. The fund also is subject to credit risk, which is the risk that issuers may fail, or become less able to make principal or interest payments when due. This risk is greater for bonds rated below investment grade. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default. The fund is subject to sector allocation risk, which means that Mitchell Hutchins may not be successful in choosing the best allocation of the fund's assets between U.S. and foreign issuers.



Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than if the fund held a smaller position. The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:


- Interest Rate Risk


- Foreign Investing Risk



- Credit Risk


- Sovereign Risk


- Sector Allocation Risk



- Emerging Markets Risk



- Non-Diversified Status Risk


- Derivatives Risk


INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                            ------------------------
                         PaineWebber Global Income Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.



The bar chart shows how the fund's performance has varied from year to year. The chart shows Class B shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


    TOTAL RETURN ON CLASS B SHARES


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  PERCENTAGES
1990                17.72%
1991                10.75%
1992                 0.38%
1993                13.36%
1994                -4.77%
1995                12.39%
1996                 6.34%
1997                 3.06%
1998                 9.73%
1999                -4.89%


    Best quarter during years shown: 3rd quarter, 1991--7.17%


    Worst quarter during years shown: 1st quarter, 1994--(3.92)%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



                                                                                                              SALOMON SMITH
                                                                                                              BARNEY WORLD
CLASS                                               CLASS A       CLASS B*       CLASS C        CLASS Y        GOVERNMENT
(INCEPTION DATE)                                    (7/1/91)      (3/20/87)      (7/2/92)      (8/26/91)       BOND INDEX
----------------                                    --------      ---------      --------      ---------      -------------
One Year......................................       (7.77)%        (9.43)%       (5.09)%        (3.60)%          (4.27)%
Five Years....................................        5.16%          4.83%         5.51%          6.36%            6.42%
Ten Years.....................................         N/A           6.75%          N/A            N/A             8.03%
Life of Class.................................        5.58%          7.98%         4.80%          6.35%              **


---------

 *Assumes conversion of Class B shares to Class A shares after six years.


**Average annual total returns for the Salomon Smith Barney World Government
  Bond Index for the life of each class were as follows: Class A--8.15%; Class B--7.94%; Class C--6.63%; and Class Y--7.82%.


--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
                         PaineWebber Global Income Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................       4%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             5%         0.75%         None
Exchange Fee................................................    None          None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    0.75%         0.75%         0.75%         0.75%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          0.75          None
Other Expenses..............................................    0.19          0.36          0.19          0.10
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    1.19%         2.11%         1.69%         0.85%
                                                                ====          ====          ====          ====


EXAMPLE


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $516          $763         $1,028        $1,785
Class B (assuming sales of all shares at end of period).....     714           961          1,334         1,990
Class B (assuming no sales of shares).......................     214           661          1,134         1,990
Class C (assuming sales of all shares at end of period).....     247           533            918         1,998
Class C (assuming no sales of shares).......................     172           533            918         1,998
Class Y.....................................................      87           271            471         1,049


--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                            ------------------------
                      PaineWebber Asia Pacific Growth Fund

                      PaineWebber Asia Pacific Growth Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies in the Asia Pacific Region, except Japan.



Mitchell Hutchins Asset Management Inc., the fund's investment adviser, has appointed Schroder Investment Management North America Inc. (SIMNA) as the fund's sub-adviser. An extensive network of locally based analysts maintained by the Schroder Group, a large worldwide group of banks and financial services companies under common ownership with SIMNA, emphasizes fundamental company analysis, focusing on companies believed to have a sustainable competitive advantage and whose growth potential is undervalued by other investors. SIMNA allocates the fund's investments among Asia Pacific region countries based on its assessment of the likelihood that those countries will have favorable long-term business environments. In deciding which securities to buy or sell for the fund, SIMNA analyzes historical growth rates and future growth prospects, management capability and profit margins, as well as government regulation and the long-term business environment in the respective country.



The fund may (but is not required to) use options, futures contracts, forward currency contracts and other derivatives as part of its investment strategy or to help manage portfolio risks.


PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund.



Common stocks, which are the fund's main investment, generally fluctuate in value more than other investments. The fund could lose all of its investment in a company's stock. The value of the fund's foreign investments may fall due to adverse political, social and economic developments abroad and adverse changes in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. The fund's concentration of a significant portion of its assets in one geographic area, means that it will be more susceptible to factors adversely affecting that area. The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:


- Equity Risk


- Foreign Investing Risk



- Emerging Markets Risk


- Regional Concentration Risk


- Derivatives Risk



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
                      PaineWebber Asia Pacific Growth Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.



The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


The table that follows the chart shows the average annual returns during the last calendar year and for the life of the fund for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


    TOTAL RETURN ON CLASS A SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  PERCENTAGES
1990
1991
1992
1993
1994
1995
1996
1997
1998               -11.74%
1999                67.35%


    Best quarter during the year shown: 2nd quarter, 1999--29.55%


    Worst quarter during the year shown: 2nd quarter, 1998--(25.95)%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



                                                                                                        MSCI
CLASS                                          CLASS A     CLASS B     CLASS C     CLASS Y    ALL COUNTRY ASIA PACIFIC
(INCEPTION DATE)                              (3/25/97)   (3/25/97)   (3/25/97)   (3/13/98)    FREE (EX-JAPAN) INDEX
----------------                              ---------   ---------   ---------   ---------   ------------------------
One Year....................................    59.90%      60.97%      65.11%      67.72%             55.23%
Life of Class...............................    (2.51)%     (2.68)%     (1.58)%     20.68%          *


---------

 *Average annual total returns for the MSCI All Country Asia Pacific Free
  (ex-Japan) Index for the life of each class were as follows: Class A--0.37%; Class B--0.37%; Class C--0.37%; and Class Y--16.87%.


--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
                      PaineWebber Asia Pacific Growth Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................     4.5%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             5%            1%         None
Exchange Fee................................................    None          None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    1.20%         1.20%         1.20%         1.20%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          1.00          None
Other Expenses..............................................    1.28          1.32          1.25          1.14
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    2.73%         3.52%         3.45%         2.34%
                                                                ====          ====          ====          ====


EXAMPLE


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $714         $1,259        $1,830        $3,373
Class B (assuming sales of all shares at end of period).....     855          1,380         2,026         3,456
Class B (assuming no sales of shares).......................     355          1,080         1,826         3,456
Class C (assuming sales of all shares at end of period).....     448          1,059         1,793         3,730
Class C (assuming no sales of shares).......................     348          1,059         1,793         3,730
Class Y.....................................................     237            730         1,250         2,676


--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber Emerging Markets Equity Fund

                    PaineWebber Emerging Markets Equity Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

--------------------------------------------------------------------------------

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies in emerging market countries.



Mitchell Hutchins Asset Management Inc., the fund's investment adviser, has appointed Schroder Investment Management North America Inc. (SIMNA) as the fund's sub-adviser. An extensive network of locally based analysts maintained by the Schroder Group, a large worldwide group of banks and financial services companies under common ownership with SIMNA, emphasizes fundamental company analysis, focusing on companies believed to have a sustainable competitive advantage and whose growth potential is undervalued by other investors. SIMNA allocates the fund's investments among emerging market countries based on its assessment of the likelihood that those countries will have favorable long-term business environments. In deciding which securities to buy or sell for the fund, SIMNA analyzes historical growth rates and future growth prospects, management capability and profit margins, as well as government regulation and the long-term business environment in the respective country.



The fund may (but is not required to) use options, futures contracts, forward currency contracts and other derivatives as part of its investment strategy or to help manage portfolio risks.


PRINCIPAL RISKS


An investment in the fund is not guaranteed; you may lose money by investing in the fund.



Common stocks, which are the fund's main investment, generally fluctuate in value more than other investments. The fund could lose all of its investment in a company's stock. The value of the fund's foreign investments may fall due to adverse political, social and economic developments abroad and adverse changes in foreign currency values relative to the U.S. dollar. These risks are greater for emerging market issuers than for issuers in more developed countries. The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:


- Equity Risk


- Foreign Investing Risk


- Emerging Markets Risk


- Derivatives Risk



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


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                               Prospectus Page 12

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                            ------------------------
                    PaineWebber Emerging Markets Equity Fund

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.



The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.


The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true of the period prior to February 25, 1997, which is when Mitchell Hutchins appointed Schroder Investment Management as the fund's sub-adviser. Prior to that date, another sub-adviser was responsible for managing the fund's assets.



    TOTAL RETURN ON CLASS A SHARES (1995 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  PERCENTAGES
1990
1991
1992
1993
1994
1995               -11.20%
1996                 4.86%
1997                -4.53%
1998               -26.43%
1999                61.44%


    Best quarter during years shown: 4th quarter, 1999--27.28%


    Worst quarter during years shown: 2nd quarter, 1998--(22.48)%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999



                                                                                                      MSCI
                                                                                                    EMERGING
CLASS                                               CLASS A     CLASS B     CLASS C     CLASS Y     MARKETS
(INCEPTION DATE)                                   (1/19/94)   (12/5/95)   (1/19/94)   (1/19/94)   FREE INDEX
----------------                                   ---------   ---------   ---------   ---------   ----------
One Year.........................................    54.20%      55.06%      58.85%      61.92%       66.41%
Five Years.......................................     0.17%        N/A        0.26%       1.31%        2.00%
Life of Class....................................    (2.10)%      3.43%      (2.13)%     (1.12)%      *


---------

 * Average annual total returns for the MSCI Emerging Markets Free Index for the life of each class were as follows: Class A--0.08%; Class B--4.92%;
   Class C--0.08%; and Class Y--0.08%.


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                               Prospectus Page 13

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                            ------------------------
                    PaineWebber Emerging Markets Equity Fund

                            EXPENSES AND FEE TABLES

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES(fees paid directly from your investments)

                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Maximum Sales Charge (Load) Imposed on Purchases(as a % of
  offering price)...........................................     4.5%         None          None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................    None             5%            1%         None
Exchange Fee................................................    None          None          None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A       CLASS B       CLASS C       CLASS Y
                                                              --------      --------      --------      --------
Management Fees.............................................    1.20%         1.20%         1.20%         1.20%
Distribution and/or Service (12b-1) Fees....................    0.25          1.00          1.00          None
Other Expenses..............................................    2.11          2.30          2.23          2.26
                                                                ----          ----          ----          ----
Total Annual Fund Operating Expenses........................    3.56%         4.50%         4.43%         3.46%
Expense Reimbursement*......................................    1.12          1.31          1.24          1.27
                                                                ----          ----          ----          ----
Net Expenses*...............................................    2.44%         3.19%         3.19%         2.19%
                                                                ====          ====          ====          ====


---------

*The fund and Mitchell Hutchins have entered into a written expense reimbursement agreement. Mitchell Hutchins is contractually obligated to reimburse the fund to the extent that the fund's expenses through March 1, 2001 otherwise would exceed the "Net Expenses" rates for each class as shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those years to exceed those "Net Expenses" rates.


EXAMPLE


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                              --------      --------      --------      --------
Class A.....................................................    $686         $1,393        $2,121        $4,035
Class B (assuming sales of all shares at end of period).....     822          1,543         2,373         4,171
Class B (assuming no sales of shares).......................     322          1,243         2,173         4,171
Class C (assuming sales of all shares at end of period).....     422          1,229         2,146         4,486
Class C (assuming no sales of shares).......................     322          1,229         2,146         4,486
Class Y.....................................................     222            945         1,689         3,654


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                               Prospectus Page 14

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                            ------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                        MORE ABOUT RISKS AND INVESTMENT
                                   STRATEGIES

--------------------------------------------------------------------------------

PRINCIPAL RISKS


The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment Objective, Strategies and Risks" heading for that fund.


Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.


CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Lower quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.



DERIVATIVES RISK. The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying the derivatives. If a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, it is possible that the hedge will not succeed. If changes in the value of the derivatives that are not matched by opposite changes in the value of the rest of the fund's portfolio.



EMERGING MARKETS RISK. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities (see below). However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.


EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A fund may lose a substantial part, or even all, of its investment in a company's stock.


FOREIGN INVESTING RISK. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices, and foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation.


INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.


NON-DIVERSIFIED STATUS RISK. Global Income Fund is non-diversified, which means that it is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in its total return and in the price of its shares than if the fund held only a smaller position.


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                               Prospectus Page 15

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                            ------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund


PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income.


Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.


REGIONAL CONCENTRATION RISK. Asia Pacific Growth Fund invests primarily in stocks of companies in the Asia Pacific Region (excluding Japan). As a result, factors affecting this region will affect the value of the fund's investments more than if the fund invested in several geographic areas. The Asia Pacific Region countries in which the fund invests generally have less stable economies, stock markets, currencies and political systems than countries in Europe or North America. Also, countries in the Asia Pacific Region generally are heavily dependent on international trade and on the availability of foreign capital. This makes these countries more subject to external influences.



SECTOR ALLOCATION RISK. A fund's investment adviser or sub-adviser may not be successful in choosing the best allocation among geographic or other market sectors. A fund that allocates its assets among market sectors is more dependent on its investment adviser's or sub-adviser's ability to successfully assess the relative values in each sector than are funds that do not do so.


SOVEREIGN RISK. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.


ADDITIONAL INVESTMENT STRATEGIES



DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, a fund may take a defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be consistent with achieving a fund's investment objective. Each fund may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity or other purposes.


PORTFOLIO TURNOVER. Each fund may engage in frequent trading in order to achieve its investment objective. Frequent trading may result in portfolio turnover over 100% or more (high portfolio turnover).



Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable dividends in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on dividends that represent short-term gains than they would pay on dividends that represent long-term gains. Frequent trading also may result in higher fund expenses due to transaction costs.



The funds do not restrict the frequency of trading in order to limit expenses or the tax effect that the fund's dividends may have on shareholders.


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                               Prospectus Page 16

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                            ------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund


                           MANAGING YOUR FUND ACCOUNT


--------------------------------------------------------------------------------

FLEXIBLE PRICING


The funds offer four classes of shares - Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.



Each fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.


CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each fund are described in the following tables.

CLASS A SALES CHARGES FOR: GLOBAL EQUITY FUND
                    ASIA PACIFIC GROWTH FUND
                    EMERGING MARKETS EQUITY FUND

                                                 SALES CHARGE AS A PERCENTAGE OF:     DISCOUNT TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT                           OFFERING PRICE   NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
--------------------                           --------------   -------------------   -------------------------------
Less than $50,000............................       4.50%                4.71%                     4.25%
$50,000 to $99,999...........................       4.00                 4.17                      3.75
$100,000 to $249,999.........................       3.50                 3.63                      3.25
$250,000 to $499,999.........................       2.50                 2.56                      2.25
$500,000 to $999,999.........................       1.75                 1.78                      1.50
$1,000,000 and over (1)......................       None                 None                      1.00(2)

CLASS A SALES CHARGES FOR: GLOBAL INCOME FUND

Less than $100,000...........................     4.00%          4.17%                 3.75%
$100,000 to $249,999.........................     3.00           3.09                  2.75
$250,000 to $499,999.........................     2.25           2.30                  2.00
$500,000 to $999,999.........................     1.75           1.78                  1.50
$1,000,000 and over(1).......................     None           None                  1.00(2)

---------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the funds' Systematic Withdrawal Plan are not subject to this charge.

(2) Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

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                               Prospectus Page 17

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                            ------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

You may also qualify for a lower sales charge if you combine your purchases with those of:

- your spouse, parents or children under age 21;

- your Individual Retirement Accounts (IRAs);

- certain employee benefit plans, including 401(k) plans;

- a company that you control;

- a trust that you created;

- Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

- accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:

- Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

- Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

  -- you were the Financial Advisor's client at the competing brokerage firm;

  -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

  -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

- Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;


- Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;



- Are a participant in the PaineWebber Members Only-SM- Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or



- Acquire these shares through a PaineWebber InsightOne-SM- Program brokerage account.



NOTE: See the funds' SAI for some other sales charge waivers. If you think you qualify for any sales charge reductions or waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the funds' Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.


CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.


Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.


If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                  PERCENTAGE BY WHICH
IF YOU SELL                      THE SHARES' NET ASSET
SHARES WITHIN:                   VALUE IS MULTIPLIED:
--------------                   ---------------------
1st year since purchase........              5%
2nd year since purchase........              4
3rd year since purchase........              3
4th year since purchase........              2
5th year since purchase........              2
6th year since purchase........              1
7th year since purchase........           None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize the deferred sales charge, we will assume that you are selling:

- First, Class B shares representing reinvested dividends and

- Second, Class B shares that you have owned the longest.

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                               Prospectus Page 18

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                            ------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

- You participate in the Systematic Withdrawal Plan;

- You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

- You receive a tax-free return of an excess IRA contribution;


- You receive a tax-qualified retirement plan distribution following retirement;



- The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship; or



- You are eligible to invest in certain offshore investment pools offered by PaineWebber, your shares are sold before March 31, 2000, and the proceeds are used to purchase interests in one or more of those pools.



NOTE: If you think you qualify for any of these sales charge waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.


CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.


Class C shares pay an annual 12b-1 distribution fee of 0.75% (0.50% for Global Income Fund) of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.


Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% (0.75% for Global Income Fund) by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals, in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.


You may be eligible to sell your shares without paying a contingent deferred sales charge if you:



- Are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 employees or less than $1 million in assets; or



- Are eligible to invest in certain offshore investment pools offered by PaineWebber, your shares are sold before March 31, 2000 and the proceeds are used to purchase interests in one or more of these pools.



NOTE: If you think you qualify for any of these sales charge waivers, you may need to provide documentation to PaineWebber or the funds. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568.



If you want information on the funds' Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.


CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:


- Buy shares through PaineWebber's PACE-SM- Multi-Advisor Program;


- Buy $10 million or more of PaineWebber fund shares at any one time;

- Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or

- Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

Class Y shares do not pay ongoing sales or distribution fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the funds through the funds' transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

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                               Prospectus Page 19

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                            ------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

If you wish to invest in other PaineWebber Funds, you can do so by:

- Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

- Mailing an application with a check; or

- Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The funds and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS:
To open an account...........       $1,000
To add to an account.........       $  100

Each fund may waive or reduce these amounts for:

- Employees of PaineWebber or its affiliates; or

- Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.


FREQUENT TRADING. The interests of a fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on a fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. A fund may notify the market timer that a purchase order or an exchange has been rejected after the day on which the order is placed.


SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

- Your name and address;

- The fund's name;

- The fund account number;

- The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are:
  Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not a part of these programs.

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of each fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

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                               Prospectus Page 20

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                            ------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.


PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.



OTHER INVESTORS. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the fund's transfer agent. You must include:


- Your name and address;

- The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

- Your account number;

- How much you are exchanging (by dollar amount or by number of shares to be sold); and

- A guarantee of your signature. (See "Buying Shares" for information on obtaining a signature guarantee.)

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

A fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION


The price at which you may buy, sell or exchange fund shares is based on net asset value per share. Each fund calculates net asset value on days that the New York Stock Exchange is open. Each fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.


Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

Each fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.


The funds calculate the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate net asset value. As a result, a fund's net asset value may change on days when you will not be able to buy and sell fund shares. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.


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                               Prospectus Page 21

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                            ------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT ADVISERS


Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the funds. Mitchell Hutchins is located at 51 West 52(nd) Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On January 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $52.7 billion.



Invista Capital Management, LLC is the sub-adviser for Global Equity Fund's foreign investments. It is located at 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. As of December 31, 1999, Invista managed approximately $35.3 billion in client assets.



Schroder Investment Management North America Inc. is the sub-adviser to Asia Pacific Growth Fund and Emerging Markets Equity Fund. SIMNA is located at 787 Avenue of the Americas, New York, New York 10019. As of June 30, 1999, SIMNA, together with its United Kingdom affiliate, Schroder Capital Management International Limited, had over $36 billion under management.


PORTFOLIO MANAGERS


GLOBAL EQUITY FUND. Mitchell Hutchins is responsible for allocating Global Equity Fund's assets between U.S. and foreign markets and for managing its U.S. investments. Since October 1, 1998, T. Kirkham Barneby has been responsible for the fund's asset allocation decisions. Mr. Barneby is a managing director and chief investment officer for quantitative investments of Mitchell Hutchins.



Mark A. Tincher has been primarily responsible for the day-to-day management of the fund's U.S. investments since October 1, 1998. Mr. Tincher is a managing director and chief investment officer for equities of Mitchell Hutchins. Prior to joining Mitchell Hutchins in 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was a vice president and directed the U.S. funds management and equity research area and oversaw the management of all Chase equity funds.



Scott D. Opsal and Kurtis D. Spieler have been primarily responsible for the day-to-day management of the fund's foreign investments since October 1, 1998, when Invista was appointed as the fund's sub-adviser for foreign investments. Mr. Opsal is an executive vice president and chief investment officer of Invista, where he has been employed since 1986. Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios and serves as the lead manager for Invista's dedicated emerging market portfolios. He has employed by Invista since 1994.


GLOBAL INCOME FUND. Stuart Waugh and William King are primarily responsible for the day-to-day management of Global Income Fund. Mr. Waugh has been involved with the fund since its inception, first as an analyst and then as portfolio manager since 1993. Mr. Waugh is a managing director of Mitchell Hutchins responsible for global fixed income investments and currency trading. Mr. Waugh has been with Mitchell Hutchins since 1983. Mr. King joined Mitchell Hutchins in November 1995 and assumed his present responsibilities with the fund in 1997. Prior to 1995, he was at IBM Corporation, where he was responsible for the management of IBM Pension Fund's global bond portfolio. Both Mr. Waugh and Mr. King are Chartered Financial Analysts.

Other members of Mitchell Hutchins' international fixed income group provide information on market outlook, interest rate forecasts and other factors affecting global fixed income investments.


ASIA PACIFIC GROWTH FUND. Louise Croset and Heather Crighton, with the assistance of Schroder Investment Management's Asia Pacific Region investment committee, have been primarily responsible for the day-to-day management of Asia Pacific Growth Fund since its inception. Ms. Croset is a first vice president and director of Schroder Investment Management and has been with the firm since 1993. She has managed Asia Pacific Region stocks for the past 15 years.
Ms. Crighton is a first vice president of Schroder Investment Management and has also been with the firm since 1993. She has managed Asia Pacific Region stocks for the past 11 years.


--------------------------------------------------------------------------------
                               Prospectus Page 22

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund


EMERGING MARKETS EQUITY FUND. John A. Troiano, Ms. Crighton and Mark Bridgeman, with the assistance of Schroder Investment Management's emerging markets investment committee, have been primarily responsible for the day-to-day management of Emerging Markets Equity Fund since Schroder Investment Management was appointed sub-adviser on February 25, 1997. Mr. Troiano has been chief executive of Schroder Investment Management since July 1997, and has been employed by various Schroder Group companies in the portfolio management area since 1988. He is currently chairman of Schroder Investment Management's emerging markets investment committee. Ms. Crighton is a first vice president of Schroder Investment Management and has also been with the firm since 1993. She has managed Asia Pacific Region stocks for the past 11 years. Mr. Bridgeman joined Schroder Investment Management in 1990 and has been a vice president and international fund manager of the firm since 1995.



ADVISORY FEES


The funds paid advisory fees to Mitchell Hutchins for the most recent fiscal year at the following annual contract rates of average daily net assets:


Global Equity Fund.......................    0.85%
Global Income Fund.......................    0.75%
Asia Pacific Growth Fund.................    1.20%
Emerging Markets Equity Fund.............    1.20%


During the year ended October 31, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees for each fund. The above percentages excluding the waiver would be the same since the fee waiver represents less than 0.005%.



OTHER INFORMATION


The funds have received an exemptive order from the SEC that permits their boards to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. A fund's shareholders must approve this policy before its board may implement it. The shareholders of Global Equity Fund have approved this policy. As of March 1, 2000, the shareholders of the other funds have not been asked to do so.


--------------------------------------------------------------------------------

                              DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

DIVIDENDS
Global Income Fund normally declares and pays dividends monthly, and it distributes substantially all of its gains, if any, annually. The other funds normally declare and pay dividends and distribute any gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B shares are expected to have the lowest dividends of any class of a fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its corresponding firms if you prefer to receive dividends in cash.

TAXES
The dividends that you receive from a fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange any fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.


Global Income Fund expects that its dividends will be taxed primarily as ordinary income. The other funds expect that their dividends will be comprised primarily of capital gain distributions. The distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the fund held the assets that generated the gains for more than 12 months. Your fund will tell you how you should treat its dividends for tax purposes.


--------------------------------------------------------------------------------
                               Prospectus Page 23

--------------------------------------------------------------------------------
                           --------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Shorter periods are shown for funds or classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends).


The information in the financial highlights has been audited for Global Equity Fund, Asia Pacific Growth Fund and Emerging Markets Equity Fund by Ernst & Young LLP, independent auditors and for Global Income Fund by PricewaterhouseCoopers LLP, independent accountants. The reports of the funds' independent auditors or independent accountants, along with the funds' financial statements, are included in the funds' Annual Reports to Shareholders. Annual Reports may be obtained without charge by calling 1-800-647-1568.

                                                            GLOBAL EQUITY FUND
                                     -----------------------------------------------------------------
                                                                  CLASS A
                                     -----------------------------------------------------------------
                                                                       FOR THE
                                          FOR THE YEARS ENDED        TWO MONTHS    FOR THE YEARS ENDED
                                              OCTOBER 31,               ENDED          AUGUST 31,
                                     ------------------------------  OCTOBER 31,   -------------------
                                       1999      1998#       1997       1996         1996      1995**
                                     --------   --------   --------  -----------   --------   --------
Net asset value, beginning of
  period..........................   $  16.27   $  18.37   $  17.43   $  16.81     $  16.12   $  16.98
                                     --------   --------   --------   --------     --------   --------
Net investment income (loss)......       0.08@      0.03@      0.00      (0.02)        0.02       0.02
Net realized and unrealized gains
  (losses) from investments and
  foreign currency................       2.38@      0.35@      1.52       0.64         1.24       0.37
                                     --------   --------   --------   --------     --------   --------
Net increase (decrease) from
  investment operations...........       2.46       0.38       1.52       0.62         1.26       0.39
                                     --------   --------   --------   --------     --------   --------
Dividends from net investment
  income..........................      (0.02)     --         --        --            --         --
Distributions from net realized
  gains from investment
  transactions....................      (0.81)     (2.48)     (0.58)    --            (0.57)     (1.25)
                                     --------   --------   --------   --------     --------   --------
Total dividends and distributions
  to shareholders.................      (0.83)     (2.48)     (0.58)    --            (0.57)     (1.25)
                                     --------   --------   --------   --------     --------   --------
Net asset value, end of period....   $  17.90   $  16.27   $  18.37   $  17.43     $  16.81   $  16.12
                                     ========   ========   ========   ========     ========   ========
Total investment return (1).......      15.56%      2.53%      8.87%      3.69%        8.06%      3.24%
                                     ========   ========   ========   ========     ========   ========
Ratios/Supplemental Data:
Net assets, end of period
  (000's).........................   $235,341   $251,680   $294,878   $307,267     $305,218   $360,652
Expenses to average net assets,
  net of waivers from adviser
  (3).............................       1.56%      1.55%      1.44%      1.53%*       1.48%      1.71%(2)
Net investment income (loss) to
  average net assets, net of
  waivers from adviser (3)........       0.45%      0.17%      0.01%     (0.80)%*      0.10%      0.09%(2)
Portfolio turnover rate...........         72%       151%        86%         3%          33%        40%

                                                               GLOBAL EQUITY FUND
                                    ------------------------------------------------------------------------
                                                                    CLASS B
                                    ------------------------------------------------------------------------
                                                                     FOR THE      FOR THE     FOR THE PERIOD
                                        FOR THE YEARS ENDED        TWO MONTHS       YEAR        AUGUST 25,
                                            OCTOBER 31,               ENDED        ENDED          1995++
                                    ----------------------------   OCTOBER 31,   AUGUST 31,   TO AUGUST 31,
                                     1999      1998#     1997         1996          1996          1995**
                                    -------   -------  ---------   -----------   ----------   --------------
Net asset value, beginning of
  period..........................  $ 15.43   $ 17.69  $  16.93     $  16.35      $  15.82       $  15.83
                                    -------   -------  --------     --------      --------       --------
Net investment income (loss)......    (0.06)@   (0.12)@    (0.21)      (0.05)        (0.12)          0.00
Net realized and unrealized gains
  (losses) from investments and
  foreign currency................     2.25@     0.34@     1.55         0.63          1.22          (0.01)
                                    -------   -------  --------     --------      --------       --------
Net increase (decrease) from
  investment operations...........     2.19      0.22      1.34         0.58          1.10          (0.01)
                                    -------   -------  --------     --------      --------       --------
Dividends from net investment
  income..........................    --        --        --          --            --            --
Distributions from net realized
  gains from investment
  transactions....................    (0.81)    (2.48)    (0.58)      --             (0.57)       --
                                    -------   -------  --------     --------      --------       --------
Total dividends and distributions
  to shareholders.................    (0.81)    (2.48)    (0.58)      --             (0.57)       --
                                    -------   -------  --------     --------      --------       --------
Net asset value, end of period....  $ 16.81   $ 15.43  $  17.69     $  16.93      $  16.35       $  15.82
                                    =======   =======  ========     ========      ========       ========
Total investment return (1).......    14.63%     1.62%     8.05%        3.55%         7.18%         (0.06)%
                                    =======   =======  ========     ========      ========       ========
Ratios/Supplemental Data:
Net assets, end of period
  (000's).........................  $27,435   $52,709  $ 87,104     $113,445      $113,235       $142,880
Expenses to average net assets,
  net of waivers from adviser
  (3).............................     2.42%     2.38%     2.26%        2.34%*        2.25%          2.17%*(2)
Net investment income (loss) to
  average net assets, net of
  waivers from adviser (3)........    (0.40)%   (0.74)%    (0.80)%     (1.61)%*      (0.68)%        (1.92)%*(2)
Portfolio turnover rate...........       72%      151%       86%           3%           33%            40%

---------------


  *  Annualized
 ** Investment Advisory functions for the Fund were transferred from Kidder Peabody Asset Management Inc. to Mitchell Hutchins on February 13, 1995.
  # Effective October 1, 1998, Invista Capital Management, Inc. began overseeing the day-to-day management of the foreign portion of the Fund's assets and Mitchell Hutchins allocates the portfolio between domestic and foreign investments and manages the domestic portion of the Fund's assets.
  @  Calculated using the average monthly shares outstanding for the period.
 ++  Commencement of offering of shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment returns for periods of less than a year has not been annualized.
(2) These ratios include non-recurring acquisition expenses of 0.06% for Class A, C and Y shares and 0.00% for Class B shares.
(3) During the year ended October 31, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.


--------------------------------------------------------------------------------
                               Prospectus Page 24

--------------------------------------------------------------------------------
                            ------------------------

                         PaineWebber Global Equity Fund


                                                                        GLOBAL EQUITY FUND
                                                ------------------------------------------------------------------
                                                                             CLASS C
                                                ------------------------------------------------------------------
                                                                                  FOR THE
                                                     FOR THE YEARS ENDED        TWO MONTHS    FOR THE YEARS ENDED
                                                         OCTOBER 31,               ENDED           AUGUST 31,
                                                ------------------------------  OCTOBER 31,   --------------------
                                                  1999      1998#       1997       1996         1996       1995**
                                                --------   --------   --------  -----------   ---------   --------
Net asset value, beginning of period.........   $  15.45   $  17.69   $  16.93   $  16.35     $  15.82    $ 16.81
                                                --------   --------   --------   --------     --------    -------
Net investment income (loss).................      (0.05)@    (0.11)@    (0.23)     (0.05)       (0.13)     (0.11)
Net realized and unrealized gains (losses)
  from investments and foreign currency......       2.25@      0.35@      1.57       0.63         1.23       0.37
                                                --------   --------   --------   --------     --------    -------
Net increase (decrease) from investment
  operations.................................       2.20       0.24       1.34       0.58         1.10       0.26
                                                --------   --------   --------   --------     --------    -------
Dividends from net investment income.........      --         --         --        --            --         --
Distributions from net realized gains from
  investment transactions....................      (0.81)     (2.48)     (0.58)    --            (0.57)     (1.25)
                                                --------   --------   --------   --------     --------    -------
Total dividends and distributions to
  shareholders...............................      (0.81)     (2.48)     (0.58)    --            (0.57)     (1.25)
                                                --------   --------   --------   --------     --------    -------
Net asset value, end of period...............   $  16.84   $  15.45   $  17.69   $  16.93     $  16.35    $ 15.82
                                                ========   ========   ========   ========     ========    =======
Total investment return (1)..................      14.67%      1.74%      8.05%      3.55%        7.18%      2.46%
                                                ========   ========   ========   ========     ========    =======
Ratios/Supplemental Data:
Net assets, end of period (000's)............   $ 32,917   $ 41,103   $ 54,510   $ 67,530     $ 66,585    $83,485
Expenses to average net assets, net of
  waivers from adviser (3)...................       2.34%      2.32%      2.20%      2.30%*       2.27%      2.48% (2)
Net investment income (loss) to average net
  assets, net of waivers from adviser (3)....      (0.33)%    (0.65)%    (0.75)%     (1.57)%*    (0.70)%    (0.68)%(2)
Portfolio turnover rate......................         72%       151%        86%         3%          33%        40%

                                                                      GLOBAL EQUITY FUND
                                               ----------------------------------------------------------------
                                                                           CLASS Y
                                               ----------------------------------------------------------------
                                                                                FOR THE
                                                   FOR THE YEARS ENDED        TWO MONTHS    FOR THE YEARS ENDED
                                                       OCTOBER 31,               ENDED          AUGUST 31,
                                               ----------------------------   OCTOBER 31,   -------------------
                                                1999      1998#     1997         1996         1996      1995**
                                               -------   -------  ---------   -----------   --------   --------
Net asset value, beginning of period.........  $ 16.59   $ 18.63  $  17.60     $  16.97     $  16.22   $  17.03
                                               -------   -------  --------     --------     --------   --------
Net investment income (loss).................     0.14@     0.09@     0.10        (0.01)        0.07       0.07
Net realized and unrealized gains (losses)
  from investments and foreign currency......     2.43@     0.35@     1.51         0.64         1.25       0.37
                                               -------   -------  --------     --------     --------   --------
Net increase (decrease) from investment
  operations.................................     2.57      0.44      1.61         0.63         1.32       0.44
                                               -------   -------  --------     --------     --------   --------
Dividends from net investment income.........    (0.04)    --        --          --            --         --
Distributions from net realized gains from
  investment transactions....................    (0.81)    (2.48)    (0.58)      --            (0.57)     (1.25)
                                               -------   -------  --------     --------     --------   --------
Total dividends and distributions to
  shareholders...............................    (0.85)    (2.48)    (0.58)      --            (0.57)     (1.25)
                                               -------   -------  --------     --------     --------   --------
Net asset value, end of period...............  $ 18.31   $ 16.59  $  18.63     $  17.60     $  16.97   $  16.22
                                               =======   =======  ========     ========     ========   ========
Total investment return (1)..................    15.97%     2.86%     9.31%        3.71%        8.39%      3.54%
                                               =======   =======  ========     ========     ========   ========
Ratios/Supplemental Data:
Net assets, end of period (000's)............  $53,334   $51,025  $ 57,683     $ 63,225     $ 61,736   $ 57,150
Expenses to average net assets, net of
  waivers from adviser (3)...................     1.23%     1.21%     1.10%        1.18%*       1.17%      1.46%(2)
Net investment income (loss) to average net
  assets, net of waivers from adviser (3)....     0.79%     0.50%     0.36%       (0.45)%*      0.46%      0.36%(2)
Portfolio turnover rate......................       72%      151%       86%           3%          33%        40%


---------------

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                               Prospectus Page 25

--------------------------------------------------------------------------------
                            ------------------------
                         PaineWebber Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                 GLOBAL INCOME FUND
                                                ----------------------------------------------------
                                                                      CLASS A
                                                ----------------------------------------------------
                                                          FOR THE YEARS ENDED OCTOBER 31,
                                                ----------------------------------------------------
                                                  1999       1998       1997       1996       1995
                                                --------   --------   --------   --------   --------
Net asset value, beginning of year...........   $  10.58   $  10.27   $  10.46   $  10.35   $   9.99
                                                --------   --------   --------   --------   --------
Net investment income@.......................       0.57       0.62       0.69       0.72       0.77
Net realized and unrealized gains (losses)
  from investments and foreign currency@.....      (0.82)      0.32      (0.19)      0.13       0.31
                                                --------   --------   --------   --------   --------
Net increase (decrease) from investment
  transactions...............................      (0.25)      0.94       0.50       0.85       1.08
                                                --------   --------   --------   --------   --------
Dividends from net investment income.........      (0.33)     (0.50)     (0.54)     (0.74)     (0.72)
Distributions in excess of net investment
  income.....................................      (0.07)     (0.05)     (0.06)     --         --
Distributions from paid-in capital...........      (0.17)     (0.08)     (0.09)     --         --
                                                --------   --------   --------   --------   --------
Total dividends and distributions to
  shareholders...............................      (0.57)     (0.63)     (0.69)     (0.74)     (0.72)
                                                --------   --------   --------   --------   --------
Net asset value, end of year.................   $   9.76   $  10.58   $  10.27   $  10.46   $  10.35
                                                ========   ========   ========   ========   ========
Total investment return(1)...................      (2.44)%     9.51%      4.99%      8.60%     11.09%
                                                ========   ========   ========   ========   ========
Ratio/Supplemental data:
Net assets, end of year (000's)..............   $314,475   $408,190   $486,718   $549,932   $663,022
Expenses to average net assets, net of
  waivers from adviser(3)....................       1.19%      1.24%      1.21%      1.27%      1.24%(2)
Net investment income to average net assets,
  net of waivers from adviser(3).............       5.58%      6.07%      6.66%      6.88%      7.47%(2)
Portfolio turnover rate......................         63%        93%       172%       126%       113%

                                                                  GLOBAL INCOME FUND
                                               --------------------------------------------------------
                                                                       CLASS B
                                               --------------------------------------------------------
                                                           FOR THE YEARS ENDED OCTOBER 31,
                                               --------------------------------------------------------
                                                1999      1998       1997        1996          1995
                                               -------   -------   --------   -----------   -----------
Net asset value, beginning of year...........  $ 10.54   $ 10.24   $  10.44   $    10.31    $     9.96
                                               -------   -------   --------   ----------    ----------
Net investment income@.......................     0.48      0.51       0.58         0.64          0.69
Net realized and unrealized gains (losses)
  from investments and foreign currency@.....    (0.82)     0.33      (0.17)        0.15          0.30
                                               -------   -------   --------   ----------    ----------
Net increase (decrease) from investment
  transactions...............................    (0.34)     0.84       0.41         0.79          0.99
                                               -------   -------   --------   ----------    ----------
Dividends from net investment income.........    (0.28)    (0.43)     (0.48)       (0.66)        (0.64)
Distributions in excess of net investment
  income.....................................    (0.06)    (0.04)     (0.05)      --            --
Distributions from paid-in capital...........    (0.14)    (0.07)     (0.08)      --            --
                                               -------   -------   --------   ----------    ----------
Total dividends and distributions to
  shareholders...............................    (0.48)    (0.54)     (0.61)       (0.66)        (0.64)
                                               -------   -------   --------   ----------    ----------
Net asset value, end of year.................  $  9.72   $ 10.54   $  10.24   $    10.44    $    10.31
                                               =======   =======   ========   ==========    ==========
Total investment return(1)...................    (3.29)%    8.53%      4.11%        7.95%        10.24%
                                               =======   =======   ========   ==========    ==========
Ratio/Supplemental data:
Net assets, end of year (000's)..............  $12,187   $33,478   $103,312   $  307,577    $  484,534
Expenses to average net assets, net of
  waivers from adviser(3)....................     2.11%     2.13%      1.99%        1.99%         2.00%(2)
Net investment income to average net assets,
  net of waivers from adviser(3).............     4.64%     5.16%      5.83%        6.14%         6.71%(2)
Portfolio turnover rate......................       63%       93%       172%         126%          113%

------------


  @  Calculated using the average monthly shares outstanding.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included.
(2)  These ratios include non-recurring acquisition expenses of 0.04%.
(3) During the year ended October 31, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.


--------------------------------------------------------------------------------
                               Prospectus Page 26

--------------------------------------------------------------------------------
                            ------------------------
                         PaineWebber Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                  GLOBAL INCOME FUND
                                                -------------------------------------------------------
                                                                    CLASS C CLASS Y
                                                -------------------------------------------------------
                                                FOR THE YEARS ENDED OCTOBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                                -------------------------------------------------------
                                                 1999      1998      1997        1996          1995
                                                -------   -------   -------   -----------   -----------
Net asset value, beginning of year...........   $ 10.58   $ 10.26   $ 10.45   $    10.33    $     9.98
                                                -------   -------   -------   ----------    ----------
Net investment income@.......................      0.52      0.56      0.63         0.67          0.71
Net realized and unrealized gains (losses)
  from investments and foreign currency@.....     (0.82)     0.33     (0.18)        0.14          0.31
                                                -------   -------   -------   ----------    ----------
Net increase (decrease) from investment
  transactions...............................     (0.30)     0.89      0.45         0.81          1.02
                                                -------   -------   -------   ----------    ----------
Dividends from net investment income.........     (0.30)    (0.46)    (0.50)       (0.69)        (0.67)
Distributions in excess of net investment
  income.....................................     (0.06)    (0.04)    (0.06)      --            --
Distributions from paid-in capital...........     (0.16)    (0.07)    (0.08)      --            --
                                                -------   -------   -------   ----------    ----------
Total dividends and distributions to
  shareholders...............................     (0.52)    (0.57)    (0.64)       (0.69)        (0.67)
                                                -------   -------   -------   ----------    ----------
Net asset value, end of year.................   $  9.76   $ 10.58   $ 10.26   $    10.45    $    10.33
                                                =======   =======   =======   ==========    ==========
Total investment return(1)...................     (2.93)%    9.01%     4.48%        8.12%        10.49%
                                                =======   =======   =======   ==========    ==========
Ratio/Supplemental data:
Net assets, end of year (000's)..............   $21,682   $28,633   $36,935   $   50,928    $   71,329
Expenses to average net assets, net of
  waivers from adviser(3)....................      1.69%     1.77%     1.69%        1.73%         1.75%(2)
Net investment income to average net assets,
  net of waivers from adviser(3).............      5.08%     5.54%     6.17%        6.40%         6.96%(2)
Portfolio turnover rate......................        63%       93%      172%         126%          113%

                                                                       GLOBAL INCOME FUND
                                               -------------------------------------------------------------------
                                                                         CLASS C CLASS Y
                                               -------------------------------------------------------------------
                                               FOR THE YEARS ENDED OCTOBER 31, FOR THE YEARS ENDED OCTOBER 31,
                                               -------------------------------------------------------------------
                                                  1999          1998          1997          1996          1995
                                               -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year...........  $    10.58    $    10.27    $    10.49    $    10.35    $     9.99
                                               ----------    ----------    ----------    ----------    ----------
Net investment income@.......................        0.60          0.65          0.71          0.75          0.78
Net realized and unrealized gains (losses)
  from investments and foreign currency@.....       (0.82)         0.32         (0.21)         0.17          0.32
                                               ----------    ----------    ----------    ----------    ----------
Net increase (decrease) from investment
  transactions...............................       (0.22)         0.97          0.50          0.92          1.10
                                               ----------    ----------    ----------    ----------    ----------
Dividends from net investment income.........       (0.35)        (0.52)        (0.56)        (0.78)        (0.74)
Distributions in excess of net investment
  income.....................................       (0.07)        (0.05)        (0.06)       --            --
Distributions from paid-in capital...........       (0.18)        (0.09)        (0.10)       --            --
                                               ----------    ----------    ----------    ----------    ----------
Total dividends and distributions to
  shareholders...............................       (0.60)        (0.66)        (0.72)        (0.78)        (0.74)
                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year.................  $     9.76    $    10.58    $    10.27    $    10.49    $    10.35
                                               ==========    ==========    ==========    ==========    ==========
Total investment return(1)...................       (2.10)%        9.89%         5.20%         9.25%        11.39%
                                               ==========    ==========    ==========    ==========    ==========
Ratio/Supplemental data:
Net assets, end of year (000's)..............  $    9,735    $    9,547    $   10,096    $   13,077    $   16,613
Expenses to average net assets, net of
  waivers from adviser(3)....................        0.85%         0.96%         0.94%         0.96%         0.95%(2)
Net investment income to average net assets,
  net of waivers from adviser(3).............        5.86%         6.35%         6.93%         7.19%         7.77%(2)
Portfolio turnover rate......................          63%           93%          172%          126%          113%

------------

--------------------------------------------------------------------------------
                               Prospectus Page 27

--------------------------------------------------------------------------------
                            ------------------------
                      PaineWebber Asia Pacific Growth Fund


                              FINANCIAL HIGHLIGHTS
                                  (Continued)


--------------------------------------------------------------------------------

                                                     ASIA PACIFIC GROWTH FUND
                                               ------------------------------------
                                                             CLASS A
                                               ------------------------------------
                                               FOR THE YEARS ENDED   FOR THE PERIOD
                                                   OCTOBER 31,           ENDED
                                               --------------------   OCTOBER 31,
                                                 1999       1998         1997+
                                               ---------  ---------  --------------
Net asset value, beginning of period.........   $  6.82    $  8.96      $ 12.50
                                                -------    -------      -------
Net investment income (loss).................     (0.05)@     0.00@        0.03
Net realized and unrealized gains (losses)
  from investments and foreign currency......      2.94@     (2.14)@      (3.57)
                                                -------    -------      -------
Net increase (decrease) from investment
  operations.................................      2.89      (2.14)       (3.54)
                                                -------    -------      -------
Net asset value, end of period...............   $  9.71    $  6.82      $  8.96
                                                =======    =======      =======
Total investment return(1)...................     42.38%    (23.88)%     (28.32)%
                                                =======    =======      =======
Ratios/Supplemental Data:
Net assets, end of period (000's)............   $14,229    $11,526      $21,466
Expenses to average net assets, net of
  waivers from adviser(2)....................      2.73%      2.88%        2.33%*
Net investment income (loss) to average net
  assets, net of waivers from adviser(2).....     (0.53)%    (0.02)%       0.37%*
Portfolio turnover rate......................        70%        59%          13%

-----------


  *  Annualized
  + For the period March 25, 1997 (commencement of operations) to October 31, 1997.
 ++ For the period March 13, 1998 (commencement of offering) through October 31, 1998.
  @  Calculated using the average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment returns for periods less than a year have not been annualized.
(2) During the year ended October 31, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.


--------------------------------------------------------------------------------
                               Prospectus Page 28

--------------------------------------------------------------------------------
                            ------------------------
                      PaineWebber Asia Pacific Growth Fund


                              FINANCIAL HIGHLIGHTS
                                  (Continued)


--------------------------------------------------------------------------------

                                                        ASIA PACIFIC GROWTH FUND
                                                ----------------------------------------
                                                                CLASS B
                                                ----------------------------------------
                                                  FOR THE YEARS ENDED     FOR THE PERIOD
                                                      OCTOBER 31,             ENDED
                                                -----------------------    OCTOBER 31,
                                                   1999         1998          1997+
                                                ----------   ----------   --------------
Net asset value, beginning of period.........    $  6.74      $  8.92        $ 12.50
                                                 -------      -------        -------
Net investment income (loss).................      (0.11)@      (0.06)@        (0.03)
Net realized and unrealized gains (losses)
  from investments and foreign currency......       2.89@       (2.12)@        (3.55)
                                                 -------      -------        -------
Net increase (decrease) from investment
  operations.................................       2.78        (2.18)         (3.58)
                                                 -------      -------        -------
Net asset value, end of period...............    $  9.52      $  6.74        $  8.92
                                                 =======      =======        =======
Total investment return(1)...................      41.25%      (24.44)%       (28.64)%
                                                 =======      =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)............    $14,589      $12,746        $22,949
Expenses to average net assets, net of
  waivers from adviser(2)....................       3.52%        3.63%          3.12%*
Net investment income (loss) to average net
  assets, net of waivers from adviser(2).....      (1.34)%      (0.78)%        (0.43)%*
Portfolio turnover rate......................         70%          59%            13%

                                                                     ASIA PACIFIC GROWTH FUND
                                               ---------------------------------------------------------------------
                                                              CLASS C                             CLASS Y
                                               -------------------------------------   -----------------------------
                                               FOR THE YEARS ENDED    FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
                                                   OCTOBER 31,            ENDED           ENDED           ENDED
                                               --------------------    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                  1999       1998         1997+            1999           1998++
                                               ----------   -------   --------------   ------------   --------------
Net asset value, beginning of period.........   $  6.74     $  8.92      $ 12.50          $ 6.79         $  8.66
                                                -------     -------      -------          ------         -------
Net investment income (loss).................     (0.10)@     (0.06)@      (0.03)           0.00@           0.06@
Net realized and unrealized gains (losses)
  from investments and foreign currency......      2.89@      (2.12)@      (3.55)           2.89@          (1.93)@
                                                -------     -------      -------          ------         -------
Net increase (decrease) from investment
  operations.................................      2.79       (2.18)       (3.58)           2.89           (1.87)
                                                -------     -------      -------          ------         -------
Net asset value, end of period...............   $  9.53     $  6.74      $  8.92          $ 9.68         $  6.79
                                                =======     =======      =======          ======         =======
Total investment return(1)...................     41.39%     (24.44)%     (28.64)%         42.56%         (21.59)%
                                                =======     =======      =======          ======         =======
Ratios/Supplemental Data:
Net assets, end of period (000's)............   $10,052     $ 6,220      $13,887          $  192         $    47
Expenses to average net assets, net of
  waivers from adviser(2)....................      3.45%*      3.60%        3.10%*          2.34%           2.66%*
Net investment income (loss) to average net
  assets, net of waivers from adviser(2).....     (1.23)%*    (0.79)%      (0.42)%*        (0.06)%         (1.46)%*
Portfolio turnover rate......................        70%         59%          13%             70%             59%

-----------

--------------------------------------------------------------------------------
                               Prospectus Page 29

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber Emerging Markets Equity Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                 EMERGING MARKETS EQUITY FUND
                                                --------------------------------------------------------------
                                                                           CLASS A
                                                --------------------------------------------------------------
                                                                                FOR THE       FOR THE YEARS
                                                    FOR THE YEARS ENDED       FOUR MONTHS         ENDED
                                                        OCTOBER 31,              ENDED           JUNE 30,
                                                ---------------------------   OCTOBER 31,   ------------------
                                                 1999      1998     1997***      1996         1996     1995**
                                                ------   --------   -------   -----------   --------   -------
Net asset value, beginning of period.........   $ 6.52   $   9.39   $ 9.46      $ 10.06     $  9.73    $ 10.79
                                                ------   --------   ------      -------     -------    -------
Net investment income (loss).................    (0.02)@    (0.01)@  (0.06)       (0.13)      (0.14)     (0.04)
Net realized and unrealized gains (losses)
  from investments and foreign currency......     2.29@     (2.86)@  (0.01)       (0.47)       0.47      (0.97)
                                                ------   --------   ------      -------     -------    -------
Net increase (decrease) from investment
  operations.................................     2.27      (2.87)   (0.07)       (0.60)       0.33      (1.01)
                                                ------   --------   ------      -------     -------    -------
Dividends from net investment income.........     --        --        --         --           --         (0.05)
                                                ------   --------   ------      -------     -------    -------
Net asset value, end of period...............   $ 8.79   $   6.52   $ 9.39      $  9.46     $ 10.06    $  9.73
                                                ======   ========   ======      =======     =======    =======
Total investment return (1)..................    34.82%    (30.56)%  (0.74)%      (5.96)%      3.39%     (9.29)%
                                                ======   ========   ======      =======     =======    =======
Ratios/Supplemental Data:
Net assets, end of period (000's)............   $5,090   $  4,237   $9,222      $14,992     $20,680    $33,043
Expenses, net of fee waivers, to average net
  assets.....................................     2.44%      2.44%    2.44%        2.44%*      2.44%      2.44%
Expenses, before fee waivers, to average net
  assets.....................................     3.56%      3.71%    3.01%        3.48%*      3.42%      2.54%
Net investment loss, net of fee waivers, to
  average net assets.........................    (0.31)%    (0.16)%  (0.40)%      (1.42)%*    (0.52)%    (0.76)%
Net investment loss, before fee waivers, to
  average net assets.........................    (1.43)%    (1.43)%  (0.97)%      (2.46)%*    (1.50)%    (0.86)%
Portfolio turnover rate......................       80%        64%      87%          22%         69%        76%

                                                               EMERGING MARKETS EQUITY FUND
                                               ------------------------------------------------------------
                                                                         CLASS B
                                               ------------------------------------------------------------
                                                                                   FOR THE
                                                     FOR THE YEARS ENDED         FOUR MONTHS     FOR THE
                                                         OCTOBER 31,                ENDED      PERIOD ENDED
                                               -------------------------------   OCTOBER 31,     JUNE 30,
                                                1999      1998       1997***        1996          1996++
                                               -------   -------   -----------   -----------   ------------
Net asset value, beginning of period.........  $  6.37   $  9.19   $     9.32    $     9.94       $ 9.13
                                               -------   -------   ----------    ----------       ------
Net investment income (loss).................    (0.08)@   (0.08)@      (0.10)        (0.07)       (0.01)
Net realized and unrealized gains (losses)
  from investments and foreign currency......     2.23@    (2.74)@      (0.03)        (0.55)        0.82
                                               -------   -------   ----------    ----------       ------
Net increase (decrease) from investment
  operations.................................     2.15     (2.82)       (0.13)        (0.62)        0.81
                                               -------   -------   ----------    ----------       ------
Dividends from net investment income.........    --        --          --            --           --
                                               -------   -------   ----------    ----------       ------
Net asset value, end of period...............  $  8.52   $  6.37   $     9.19    $     9.32       $ 9.94
                                               =======   =======   ==========    ==========       ======
Total investment return (1)..................    33.75%   (30.69)%      (1.39)%       (6.24)%       8.87%
                                               =======   =======   ==========    ==========       ======
Ratios/Supplemental Data:
Net assets, end of period (000's)............  $   459   $   461   $    1,598    $      879       $  936
Expenses, net of fee waivers, to average net
  assets.....................................     3.19%     3.19%        3.19%         3.19%*       3.19%*
Expenses, before fee waivers, to average net
  assets.....................................     4.50%     4.92%        3.82%         4.23%*       4.97%*
Net investment loss, net of fee waivers, to
  average net assets.........................    (1.06)%   (0.99)%      (1.25)%       (2.12)%*     (0.21)%*
Net investment loss, before fee waivers, to
  average net assets.........................    (2.37)%   (2.72)%      (1.88)%       (3.16)%*     (1.99)%*
Portfolio turnover rate......................       80%       64%          87%           22%          69%

---------------


 ++ For the period December 5, 1995 (commencement of offering of shares) to June 30, 1996.
  @  Calculated using the average shares outstanding for the year.
  *  Annualized.
 ** Investment Advisory functions for the Fund were transferred from Kidder Peabody Asset Management Inc. to Mitchell Hutchins on February 13, 1995.
*** Investment Sub-Advisory functions for the Fund were transferred from Emerging Markets Management to Schroder Investment Management North America Inc. effective February 25, 1997.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 30

--------------------------------------------------------------------------------
                            ------------------------
                    PaineWebber Emerging Markets Equity Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                      EMERGING MARKETS EQUITY FUND
                                                -------------------------------------------------------------------------
                                                                                 CLASS C
                                                -------------------------------------------------------------------------
                                                                                    FOR THE           FOR THE YEARS
                                                      FOR THE YEARS ENDED         FOUR MONTHS             ENDED
                                                          OCTOBER 31,                ENDED              JUNE 30,
                                                -------------------------------   OCTOBER 31,   -------------------------
                                                 1999      1998       1997***        1996          1996         1995**
                                                -------   -------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.........   $ 6.32    $ 9.17    $     9.32    $     9.94    $     9.67    $    10.75
                                                ------    ------    ----------    ----------    ----------    ----------
Net investment income (loss).................    (0.08)@   (0.08)@       (0.14)        (0.22)        (0.24)        (0.17)
Net realized and unrealized gains (losses)
  from investments and foreign currency......     2.19@    (2.77)@       (0.01)        (0.40)         0.51         (0.90)
                                                ------    ------    ----------    ----------    ----------    ----------
Net increase (decrease) from investment
  operations.................................     2.11     (2.85)        (0.15)        (0.62)         0.27         (1.07)
                                                ------    ------    ----------    ----------    ----------    ----------
Dividends from net investment income.........     --        --          --            --            --             (0.01)
                                                ------    ------    ----------    ----------    ----------    ----------
Net asset value, end of period...............   $ 8.43    $ 6.32    $     9.17    $     9.32    $     9.94    $     9.67
                                                ======    ======    ==========    ==========    ==========    ==========
Total investment return (1)..................    33.39%   (31.08)%       (1.61)%       (6.24)%        2.79%       (10.01)%
                                                ======    ======    ==========    ==========    ==========    ==========
Ratios/Supplemental Data:
Net assets, end of period (000's)............   $2,126    $2,575    $    5,345    $    7,882    $   11,561    $   18,551
Expenses, net of fee waivers, to average net
  assets.....................................     3.19%     3.19%         3.19%         3.19%*        3.19%         3.19%
Expenses, before fee waivers, to average net
  assets.....................................     4.43%     4.42%         3.78%         4.23%*        4.17%         3.29%
Net investment loss, net of fee waivers, to
  average net assets.........................    (1.06)%   (0.96)%       (1.18)%       (2.16)%*      (1.28)%       (1.50)%
Net investment loss, before fee waivers, to
  average net assets.........................    (2.30)%   (2.19)%       (1.77)%       (3.20)%*      (2.26)%       (1.60)%
Portfolio turnover rate......................       80%       64%           87%           22%           69%           76%

                                                                 EMERGING MARKETS EQUITY FUND
                                               -----------------------------------------------------------------
                                                                            CLASS Y
                                               -----------------------------------------------------------------
                                                                                 FOR THE        FOR THE YEARS
                                                    FOR THE YEARS ENDED        FOUR MONTHS          ENDED
                                                        OCTOBER 31,               ENDED           JUNE 30,
                                               -----------------------------   OCTOBER 31,   -------------------
                                                1999       1998     1997***       1996         1996      1995**
                                               -------   --------   --------   -----------   --------   --------
Net asset value, beginning of period.........  $ 6.58    $  9.46    $  9.51      $ 10.11     $  9.75    $ 10.80
                                               ------    -------    -------      -------     -------    -------
Net investment income (loss).................    0.00@     (0.01)@    (0.02)       (0.05)      (0.01)      0.01
Net realized and unrealized gains (losses)
  from investments and foreign currency......    2.31@     (2.87)@    (0.03)       (0.55)       0.37      (0.99)
                                               ------    -------    -------      -------     -------    -------
Net increase (decrease) from investment
  operations.................................    8.89      (2.88)     (0.05)       (0.60)       0.36      (0.98)
                                               ------    -------    -------      -------     -------    -------
Dividends from net investment income.........    --        --         --          --           --         (0.07)
                                               ------    -------    -------      -------     -------    -------
Net asset value, end of period...............  $ 8.89    $  6.58    $  9.46      $  9.51     $ 10.11    $  9.75
                                               ======    =======    =======      =======     =======    =======
Total investment return (1)..................   35.11%    (30.44)%    (0.53)%      (5.93)%      3.69%     (9.03)%
                                               ======    =======    =======      =======     =======    =======
Ratios/Supplemental Data:
Net assets, end of period (000's)............  $  804    $   877    $10,053      $11,375     $12,979    $12,332
Expenses, net of fee waivers, to average net
  assets.....................................    2.19%      2.19%      2.19%        2.19%*      2.19%      2.19%
Expenses, before fee waivers, to average net
  assets.....................................    3.46%      3.36%      2.69%        3.23%*      3.29%      2.29%
Net investment loss, net of fee waivers, to
  average net assets.........................   (0.03)%    (0.08)%    (0.15)%      (1.13)%*    (0.15)%    (0.51)%
Net investment loss, before fee waivers, to
  average net assets.........................   (1.31)%    (1.25)%    (0.65)%      (2.17)%*    (1.25)%    (0.61)%
Portfolio turnover rate......................      80%        64%        87%          22%         69%        76%

---------------

--------------------------------------------------------------------------------
                               Prospectus Page 31

--------------------------------------------------------------------------------
                            ------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

TICKER SYMBOL:                Global Equity Fund Class  A:   KPGEX.Q         Asia Pacific Growth Fund Class  A:   PPGAX.Q
                                                        B:   KPGLX.Q                                         B:   PPGBX.Q
                                                        C:   KPGBX.Q                                         C:   PPGCX.Q
                                                        Y:   KPGCX.Q                                         Y:   None
                              Global Income Fund Class  A:   PGBAX.Q     Emerging Markets Equity Fund Class  A:   KPEAX.Q
                                                        B:   PGBBX.Q                                         B:   None
                                                        C:   PWIDX.Q                                         C:   KPEBX.Q
                                                        Y:   None                                            Y:   None

For investors who want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.

You may discuss your questions about the funds by contacting your PaineWebber Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the funds directly at 1-800-647-1568.


You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get text-only copies of reports and other information about the funds:



- For a fee, by electronic request or by writing the SEC's Public Reference Room, Washington, D.C. 20549-0102; or



- Free from the EDGAR Database on the SEC's Internet website at:
  http://www.sec.gov



PaineWebber Investment Trust
--PaineWebber Global Equity Fund
Investment Company Act File No. 811-6292


PaineWebber Series Trust
--PaineWebber Global Income Fund
Investment Company Act File No. 811-5259


PaineWebber Managed Investments Trust
--PaineWebber Asia Pacific Growth Fund
Investment Company Act File No. 811-4040


PaineWebber Investment Trust II
--PaineWebber Emerging Markets Equity Fund
Investment Company Act File No. 811-7104


-C- 2000 PaineWebber Incorporated. All rights reserved.


--------------------------------------------------------------------------------
                                _______________

                         PAINEWEBBER GLOBAL EQUITY FUND
                         PAINEWEBBER GLOBAL INCOME FUND
                      PAINEWEBBER ASIA PACIFIC GROWTH FUND
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND

                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

         The four funds named above are series of professionally managed open-end management investment companies (each a "Trust"). PaineWebber Global Equity Fund is a diversified series of PaineWebber Investment Trust ("Investment Trust"). PaineWebber Global Income Fund is a non-diversified series of PaineWebber Investment Series ("Investment Series"). PaineWebber Asia Pacific Growth Fund is a diversified series of PaineWebber Managed Investments Trust ("Managed Trust"). PaineWebber Emerging Markets Equity Fund is a diversified series of PaineWebber Investment Trust II ("Investment Trust II").


         The investment adviser, administrator and distributor for each fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the funds, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of fund shares. Invista Capital Management, LLC ("Invista") serves as sub-adviser for the foreign investments of Global Equity Fund. Schroder Investment Management North America Inc. ("SIMNA") serves as sub-adviser for Asia Pacific Growth Fund and Emerging Markets Equity Fund.


         Portions of each fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Reports accompany this SAI. You may obtain an additional copy of a fund's Annual Report by calling toll-free 1-800-647-1568.


         This is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated March 1, 2000. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated March 1, 2000.


                               TABLE OF CONTENTS


                                                                                                         PAGE
The Funds and Their Investment Policies...........................................................         2
The Funds' Investments, Related Risks and Limitations.............................................         5
Strategies Using Derivative Instruments...........................................................        27
Organization; Trustees and Officers; Principal Holders and Management Ownership of Securities.....        36
Investment Advisory, Administration and Distribution Arrangements.................................        45
Portfolio Transactions............................................................................        53
Reduced Sales Charges, Additional Exchange and Redemption Information and Other Services..........        55
Conversion of Class B Shares......................................................................        61
Valuation of Shares...............................................................................        61
Performance Information...........................................................................        62
Taxes.............................................................................................        66
Other Information.................................................................................        70
Financial Statements..............................................................................        72
Appendix..........................................................................................       A-1

                     THE FUNDS AND THEIR INVESTMENT POLICIES

         No fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.


         PAINEWEBBER GLOBAL EQUITY FUND'S investment objective is long-term growth of capital. The fund invests primarily in equity securities issued by companies in developed foreign countries, as well as in the United States. Under normal circumstances, the fund invests at least 80% of its total assets in securities of issuers in the United States and countries represented in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index is a well known index that reflects most major equity markets outside the United States. The fund may invest up to 20% of its total assets in securities of issuers located in other countries (for example, Canada and emerging markets).



         Global Equity Fund normally invests in at least three countries, one of which is typically the United States. The fund considers an issuer to be located in the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated or
(d) has the principal trading market for its securities. The fund normally invests at least 65% of its total assets in equity securities of foreign and U.S. companies. As part of the U.S. portion of its portfolio, the fund may invest up to 10% of its total assets in U.S. dollar-denominated equity securities or bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.


         When Mitchell Hutchins or Invista believes it is consistent with Global Equity Fund's investment objective, the fund may invest up to 35% of its total assets in investment grade bonds that are issued by corporate or governmental entities and that have maturities no longer than seven years. The fund may invest up to 10% of its net assets in convertible securities rated below investment grade. When Mitchell Hutchins or Invista considers market, economic, political or currency conditions abroad to be unstable, the fund may assume a temporary defensive position by investing all or a significant portion of its assets in securities of U.S. and Canadian issuers or by holding cash or short-term money market instruments. The fund may invest up to 35% of its total assets in cash or investment grade money market instruments for liquidity purposes, pending investment in other securities or to reinvest cash collateral from securities lending.

         Mitchell Hutchins reevaluates the allocation of the fund's assets between U.S. and foreign securities monthly and does not expect to reallocate the fund's assets to reflect relatively minor changes (that is, less than 5%) in the asset allocation model employed. When Mitchell Hutchins determines that a reallocation of the fund's assets is appropriate, the fund may effect the reallocation by using cash available from the purchase of fund shares or by selectively selling securities in a region to meet share redemption requests in addition to buying or selling portfolio securities specifically to implement a reallocation. The fund also may use futures contracts and forward currency contracts to adjust its exposure to U.S. and foreign stock markets. Mitchell Hutchins determines the extent to which the fund uses futures contracts and forward currency contracts for this purpose and is responsible for implementing these transactions.


         Mitchell Hutchins uses its proprietary Factor Valuation Model to identify possible U.S. investments for the fund. While Mitchell Hutchins tends to favor stocks that rank high in all categories considered by the Factor Valuation Model, the fund may invest in companies that rank high in only a few categories. Mitchell Hutchins or Invista may sell a portfolio security for a number of reasons, such as the company's reporting lower earnings than expected, the company's stock price reaching the target price set by research analysts or a decline in the company's ranking by the Factor Valuation Model.



         Global Equity Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis, but these securities may not exceed 10% of its net assets. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes but not in excess of 20% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."

         PAINEWEBBER GLOBAL INCOME FUND'S primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The fund invests principally in high-quality bonds issued or guaranteed by foreign governments, the U.S. government, their respective agencies or instrumentalities or supranational organizations or issued by U.S. or foreign companies.

         Global Income Fund's portfolio consists primarily of bonds rated within one of the two highest grades assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") or another nationally or internationally recognized statistical rating organization ("rating agency") or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Normally, at least 65% of the fund's total assets consists of high-quality bonds (and receivables from the sale of such bonds) denominated in foreign currencies or U.S. dollars of issuers located in at least three of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. No more than 40% of the fund's total assets is normally invested in securities of issuers located in any one country other than the United States. At least 65% of the fund's total assets normally is invested in income-producing securities, a term that may include zero coupon securities and other bonds sold with a discount. Up to 5% of the fund's total assets may be invested in bonds convertible to equity securities.

         Global Income Fund may invest up to 35% of its total assets in bonds rated below the two highest grades assigned by a rating agency. Except as noted below, these securities must be investment grade (that is, rated at least BBB by S&P, Baa by Moody's or comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality). Within this 35% limitation, the fund may invest up to 20% of its total assets in bonds that are below investment grade. These bonds may be rated as low as D by S&P, C by Moody's or comparably rated by another rating agency or, in the case of bonds assigned a short-term debt rating, as low as D by S&P or comparably rated by another rating agency or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Bonds rated D by S&P are in payment default or the rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. Mitchell Hutchins will purchase these securities for the fund only when it concludes that the anticipated return to the fund on the investment warrants exposure to the additional level of risk. Lower-rated bonds are often issued by businesses and governments in emerging markets. Because the fund may also invest in emerging market bonds that are investment grade, the fund's total investment in emerging market bonds may exceed 20% of its total assets.


         If, due to a downgrade of one or more bonds, an amount in excess of 20% of Global Income Fund's total assets is held in securities rated below investment grade and comparable unrated securities, Mitchell Hutchins will engage in an orderly disposition of such securities to the extent necessary to ensure that the fund's holdings of these securities do not exceed 20% of its total assets.

         Global Income Fund may invest up to 35% of its total assets in mortgage-backed securities of U.S. or foreign issuers that are rated in one of the two highest rating categories by S&P, Moody's or another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Up to 20% of the fund's total assets may be invested in bonds that are not paying current income. The fund may purchase these bonds if Mitchell Hutchins believes that they have a potential for capital appreciation. The fund also may invest in secured and unsecured fixed or floating rate loans in the form of participations and assignments.

         Global Income Fund may invest up to 35% of its total assets in cash or investment grade money market instruments as part of its ordinary investment activities. The fund's investment of cash collateral from securities lending in these money market instruments is not subject to this 35% limitation, and there is no limitation on the fund's investments in short-term bonds denominated in foreign currencies.

         Global Income Fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."


         PAINEWEBBER ASIA PACIFIC GROWTH FUND'S investment objective is long-term capital appreciation. The fund seeks to achieve its objective by investing primarily in equity securities of companies in the Asia Pacific Region, except Japan. The fund considers the "Asia Pacific Region" to be the region located south of the former Soviet Union, east of Afghanistan and Iran and west of the International Date Line, but excluding Japan. The Asia Pacific Region countries that currently have established securities markets and that SIMNA normally considers for investments by the fund include Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand. The fund may also invest in other Asia Pacific Region countries whose markets become sufficiently established. Except under unusual conditions, the fund invests in a minimum of three, and generally in more, Asia Pacific Region countries. The fund invests across a broad spectrum of industries, including trade, finance, real estate, transportation, communications, energy, construction, manufacturing, services, food processing and others. The mix of industries and countries changes over time as investment opportunities change.

         Asia Pacific Growth Fund defines Asia Pacific Region companies as companies:


         -    that are organized under the laws of countries in the Asia Pacific
              Region that now or in the future permit foreign investors to participate in their stock markets,

         - that regardless of where organized, and as determined by SIMNA, either (1) derive at least 50% of their revenues from goods produced or sold, investments made or services performed in Asia
              Pacific Region countries or (2) maintain at least 50% of their assets in Asia Pacific Region countries, or

         - for which the principal trading market is an exchange or over-the-counter market in the Asia Pacific Region.



         Each year, the Schroder Group (a large worldwide group of banks and financial services companies under common ownership with SIMNA) researches and conducts on-site visits with approximately 1,200 companies in Asia Pacific Region countries. Of those companies, the Schroder Group's investment professionals further develop extensive management contacts with, and produce independent forecasts of earnings estimates for, approximately 550 companies. SIMNA's analysis includes small and medium-size companies, as well as larger capitalization companies.


         Asia Pacific Growth Fund's investments have included securities issued by Malaysian companies. As of the date of this SAI, restrictions imposed by the Malaysian government may impose a significant exit levy on repatriated investments.


         Under normal market conditions, Asia Pacific Growth Fund invests at least 65% of its total assets in equity securities of Asia Pacific Region companies. Most of the equity securities purchased by the fund are expected to be traded on a foreign stock exchange or in a foreign over-the-counter market. When SIMNA believes it is consistent with the fund's investment objective, the fund may invest up to 10% of its total assets in convertible and non-convertible bonds (which may be below investment grade) that are issued or guaranteed by Asia Pacific Region issuers, including obligations of sovereign governmental issuers.


         Asia Pacific Growth Fund may invest up to 35% of its total assets in cash or investment grade money market instruments for liquidity purposes, pending investment in other securities or to reinvest cash collateral from securities lending. Asia Pacific Growth Fund may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes but not in excess of 33 1/3% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."


         PAINEWEBBER EMERGING MARKETS EQUITY FUND'S investment objective is long-term capital appreciation. The fund invests in a diversified portfolio consisting primarily of equity securities of issuers in emerging markets. "Emerging markets" are the markets in all the countries not included in the Morgan Stanley Capital International ("MSCI") World Index, an index of major world economies. Under normal market conditions, the fund invests at least 65% of its total assets in equity securities of issuers located in emerging market countries and maintains investments in at least three emerging market countries. The fund considers issuers to be located in an emerging market country if



         - the principal securities trading market for the issuer is in an emerging market country,

         - the issuer derives 50% or more of its annual revenue or profit from either goods produced, sales made, investments made or services performed in emerging market countries, or

         - the issuer is organized under the laws of an emerging market country.


         Generally, SIMNA will invest no more than 35% of Emerging Markets Equity Fund's total assets in any single country. The fund also does not invest 25% or more of its total assets in any single industry. The fund diversifies its investments within each emerging market by investing in a number of local companies that SIMNA believes are characterized by attractive valuation relative to expected growth. SIMNA attempts to spread the fund's investments over geographic as well as economic sectors.

         There are currently over 60 newly industrializing and developing countries with equity markets. A number of these emerging markets are not yet easily accessible to foreign investors and have unattractive tax barriers or insufficient liquidity to make significant investments by the fund feasible or attractive. However, many of the largest of the emerging market countries have liberalized access in recent years, and more are expected to do so in the future.


         SIMNA believes that one of its key strengths is the Schroder Group's worldwide network of local research offices, many long established, in emerging market countries. Each year, the Schroder Group researches and conducts on-site visits with approximately 1,400 companies in emerging market countries. Of those companies, the Schroder Group's investment professionals further develop extensive management contacts with, and produce independent forecasts of earnings estimates for, approximately 800 companies. SIMNA's analysis includes small and medium-sized companies, as well as larger capitalization companies.


         Emerging Markets Equity Fund may invest up to 35% of its total assets in cash or investment grade money market instruments for liquidity purposes, pending investment in other securities or to reinvest cash collateral from securities lending. The fund may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes but not in excess of 33 1/3% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."


              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS


         The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

         EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.


         Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible bonds may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.


         While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.


         BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments, and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

         Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.


         CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of debt obligations and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

         Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade the rating of a bond. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

         In addition to ratings assigned to individual bond issues, Mitchell Hutchins or a sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.


         Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins or a sub-adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.


         Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high yield" bonds) are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins or a sub-adviser to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.


         The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent years by volatility in emerging market securities, particularly in Asia. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructurings or defaults. There can be no assurance that such declines will not recur.

         The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market.


         INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in U.S. securities. The value of foreign securities is subject to economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that have begun using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.


         Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose the funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.


         The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

         Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.


         The funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

         ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

         The funds anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

         Investment income on certain foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.


         FOREIGN SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.


         Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign debt in the event of default under commercial bank loan agreements.


         A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.


         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While Mitchell Hutchins and the sub-advisers manage the funds' portfolios in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the funds to suffer a loss of interest or principal on any of its sovereign debt holdings.


         BRADY BONDS -- Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.


         Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund will purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.


         Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.


         Brady Bonds are often viewed as having several valuation components:
(1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.


         STRUCTURED FOREIGN INVESTMENTS. This term refers to interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is dependent on the extent of the cash flow on the underlying instruments.


         Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks that unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.


         SPECIAL CONSIDERATIONS RELATING TO EMERGING MARKET INVESTMENTS. The special risks of investing in foreign securities are heightened in emerging markets. For example, many of the currencies of Asia Pacific Region countries have experienced significant devaluations relative to the U.S. dollar in recent years, and major adjustments have been made periodically in various emerging market currencies. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

         INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         Currency restrictions imposed by the Malaysian government may impose a significant exit levy on repatriated investments.


         If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund could be subject to federal income and excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes -- Qualification as a Regulated Investment Company," below.

         DIFFERENCES BETWEEN THE U.S. AND EMERGING MARKET SECURITIES MARKETS. Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange, and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, security settlements may in some instances be subject to delays and related administrative uncertainties. Many companies traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

         GOVERNMENT SUPERVISION OF EMERGING MARKET SECURITIES MARKETS; LEGAL SYSTEMS. There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         FINANCIAL INFORMATION AND LEGAL STANDARDS. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.


         SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of foreign investment or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions; (3) internal insurgencies; (4) hostile relations with neighboring countries; and (5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there could be asset expropriations or confiscatory levels of taxation that could affect a fund.


         The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.


         Emerging markets include formerly communist countries of Eastern Europe, Russia and the other countries that once formed the Soviet Union, and China. Upon the accession to power of communist regimes approximately 50 to 80 years ago, the governments of a number of these countries seized a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no guarantee that a fund's investments in these countries, if any, would not also be seized or otherwise taken away, in which case the fund could lose its entire investment in the country involved.


         Few of the Asia Pacific Region countries have Western-style or fully democratic governments. Some governments in the region are authoritarian in nature and influenced by security forces. For example, during the course of the last 25 years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. In several Asia Pacific Region countries, the leadership ability of the government has suffered as a result of corruption scandals. Disparities of wealth, among other factors, have also led to social unrest in some of the Asia Pacific Region countries, accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection have created social, economic and political problems. Such problems also have occurred in other emerging markets throughout the world. As in some other regions, several Asia Pacific Region countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency.

         The funds may invest in Hong Kong, which reverted to Chinese administration on July 1, 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control, business confidence and market and business performance in Hong Kong could be significantly affected by adverse political developments. A fund's investments in Hong Kong may be subject to the same or similar risks as an investment in China.

         The economies of most of the Asia Pacific Region countries and many other emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports.


         CURRENCY-LINKED INVESTMENTS. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.


         FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the U.S. dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the U.S. dollar, the value of those fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies Using Derivative Instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.


         Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

         Each fund values its assets daily in U.S. dollars and does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. From time to time a fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited. Each fund may convert foreign currency to U.S. dollars from time to time.

         The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. Each fund conducts its currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.


         Starting in mid-1997, some Asia Pacific Region countries began to experience currency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. Emerging markets outside the Asia Pacific Region, such as Latin American countries or Russia and other former members of the Soviet Union, also may be susceptible to diminished prospects for corporate earnings growth and political, social or economic instability as a result of currency crises or related events.


         INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act of 1940, as amended ("Investment Company Act"). Among other things, these limitations currently restrict a fund's aggregate investments in other investment companies that are registered under the Investment Company Act to no more than 10% of its total assets. A fund's reinvestment of cash collateral from securities lending in a private investment vehicle similar to a money market fund managed by Mitchell Hutchins is not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. Each fund may invest in the shares of other investment companies when, in the judgment of its investment adviser, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.


         From time to time, investments in other investment companies may be the most effective available means for a fund to invest a portion of its assets. In some cases, investment in another investment company may be the most practical way for a fund to invest in securities of issuers in certain countries. These investments may include World Equity Benchmark SharesSM (commonly known as "WEBS"), which are exchange-traded shares of series of an investment company that are designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. A fund's investment in another investment company is subject to the risks of that investment company's underlying portfolio securities. Shares of exchange-traded investment companies also can trade at substantial discounts below the value of the companies' portfolio securities. A fund that invests in an exchange-traded investment company is also subject to the risk that the shares of the closed-end investment company might trade at a discount to their net asset value.

         U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.


         U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.


         Treasury inflation-protected securities ("TIPS") (also known as "inflation-indexed securities") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semi-annually on the adjusted principal value. The principal value of TIPS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIPS, the fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes -- Other Information," below.

         ZERO COUPON AND OTHER OID SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made and are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

         Other securities that are sold with original issue discount (I.E., the difference between the issue price and the stated redemption price at maturity) ("OID") may provide for some interest to be paid prior to maturity. These OID securities usually trade at a discount from their face value.

         Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.


         Federal tax law requires that the holder of a zero coupon security or other OID security include in gross income each year the OID that accrues on the security for the year, even though the holder receives no interest payment on the security during the year. Accordingly, to continue to qualify as a regulated investment company and avoid imposition of federal income and excise taxes (see "Taxes," below), a fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions, and its current income and the value of its shares may ultimately be reduced as a result.

         CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

         Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge. A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.


         Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life and reduce the value of a mortgage-backed security.

         CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.


         The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

         During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities in which a fund may invest, including IO and PO classes of mortgage-backed securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins or a sub-adviser, as applicable, seeks to manage the funds' investments in mortgage-backed securities so that the volatility of the fund's portfolio, taken as a whole, is consistent with the fund's investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The Funds' Investments, Related Risks and Limitations -- Duration." If a fund's investment adviser does not compute the duration of mortgage-backed securities correctly, the value of its portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by the fund change in ways that Mitchell Hutchins or a sub-adviser does not anticipate, a fund's ability to meet its investment objective may be reduced.

         More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the funds expect to invest in those new types of mortgage-backed securities that Mitchell Hutchins or the sub-advisers believe may assist the funds in achieving their investment objectives. Similarly, the funds may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein. The funds also may invest in foreign mortgage-backed securities, which may be structured differently than domestic mortgage-backed securities.


         GINNIE MAE CERTIFICATES -- Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.


         FANNIE MAE CERTIFICATES -- Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.


         FREDDIE MAC CERTIFICATES -- Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.


         PRIVATE MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The Funds' Investments, Related Risks and Limitations -- Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS -- CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt services on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

         Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

         Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--I.E., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.


         TYPES OF CREDIT ENHANCEMENT -- To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or

"reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.


         SPECIAL CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES -- The yield characteristics of mortgage-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments may be made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.


         ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED SECURITIES -- Adjustable rate mortgage ("ARM") securities (sometimes referred to as "ARMs") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.


         ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.


         The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.


         Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

         LOAN PARTICIPATIONS AND ASSIGNMENTS. Global Income Fund may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders"). The fund's investments in Loans may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. The fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. The fund will acquire Participations only if Mitchell Hutchins determines that the selling Lender is creditworthy.

         When Global Income Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.


         Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to the fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, the fund anticipates that such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.


         TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. Such investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers,
(7) repurchase agreements and (8) securities of other investment companies that invest exclusively in money market instruments.

         WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


         ILLIQUID SECURITIES. The term "illiquid securities" for purposes of the Prospectus and SAI means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins or the applicable sub-adviser has determined are liquid pursuant to guidelines established by each fund's board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers that agree that the fund may repurchase any over-the-counter options it writes at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, IO and PO classes of mortgage-backed securities generally are considered illiquid. However, interest only and principal only classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins or a sub-adviser has determined that they are liquid pursuant to guidelines established by the applicable board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.


         Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. To the extent that foreign securities are freely tradeable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


         Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of the securities, and the fund might be unable to dispose of them promptly or at favorable prices.

         Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or a sub-adviser pursuant to guidelines approved by the board. Mitchell Hutchins or the sub-adviser takes into account a number of factors in reaching liquidity decisions, including
(1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins or the sub-adviser monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the applicable board.


         Mitchell Hutchins and (where applicable) the fund's sub-adviser monitor each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceeds its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Mitchell Hutchins and the sub-adviser will consider what action would be in the best interest of the fund and its shareholders.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.


         Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins or a sub-adviser to present minimum credit risks.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to the fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."


         Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce that fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


         DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins or the applicable sub-adviser in portfolio selection and yield curve positioning for a fund's bond investments. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only until the time the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.


         Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.


         Duration allows Mitchell Hutchins or the applicable sub-adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a bond having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

         Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.


         There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a bond. For example, floating and variable rate bonds often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins or the applicable sub-adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.


         LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

         Pursuant to procedures adopted by the boards governing each fund's securities lending program, PaineWebber has been retained to serve as lending agent for each fund. The boards also have authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under each fund's securities lending program.

         SHORT SALES "AGAINST THE BOX." Each fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

         A fund might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins or a sub-adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.


         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than the normal settlement date for such securities at a stated price and yield. When-issued securities include TBA ("to be announced") securities. TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed-delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed-delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment. Depending on market conditions, a fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the fund's total assets, including the value of when-issued and delayed-delivery securities held by that fund, exceeds its net assets.


         A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts." A fund purchases when-issued securities only with the intention of taking delivery but may sell the right to acquire the security prior to delivery if Mitchell Hutchins or the applicable sub-adviser deems it advantageous to do so, which may result in a gain or loss to the fund.


         SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, and reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures, forward currency contracts or swaps.


INVESTMENT LIMITATIONS OF THE FUNDS


         FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

         Each fund will not:

         (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

         (2) issue senior securities or borrow money, except as permitted under the Investment Company Act, and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

         (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.


         The following interpretation applies to, but is not a part of, this fundamental restriction: The fund's investments in master notes and similar instruments will not be considered the making of a loan.

         (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

         (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         In addition, Global Equity Fund, Asia Pacific Growth Fund and Emerging Markets Equity Fund will not:

         (7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

         The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.


         NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the appropriate board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

         Each fund will not:

         (1) invest more than 10% of its net assets (15% of net assets for Asia Pacific Growth Fund and Emerging Markets Equity Fund) in illiquid securities;

         (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

         (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

         (4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

         (5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger (and except that a fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company
Act).

                     STRATEGIES USING DERIVATIVE INSTRUMENTS


         GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins and the sub-advisers may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts and swap. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. In particular, each fund may use the Derivative Instruments described below.


         A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If a sub-adviser or Mitchell Hutchins, as applicable, is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.


         OPTIONS ON SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.


         OPTIONS ON SECURITIES INDICES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.


         SECURITIES INDEX FUTURES CONTRACTS -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.


         INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.


         OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.


         FORWARD CURRENCY CONTRACTS -- A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.


         GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. A fund may use Derivative Instruments to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses), to facilitate trading or to adjust its exposure to different asset classes. For example, Global Equity Fund may use Derivative Instruments to adjust its exposure to U.S. and foreign equity markets in connection with a reallocation or rebalancing of the fund's assets.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

         Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

         A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when Mitchell Hutchins or a sub-adviser believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when Mitchell Hutchins or a sub-adviser believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.

         Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors.

         Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

         The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."


         In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins and the sub-advisers may discover additional opportunities in connection with Derivative Instruments and with hedging, income and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins or a sub-adviser may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

         (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins or a sub-adviser to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins and the sub-advisers are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because Mitchell Hutchins or a sub-adviser projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, that fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

         (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

         COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.


         OPTIONS. The funds may purchase put and call options, and write
(sell) covered put or call options on securities in which they invest and related indices and on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investments, Related Risks and Limitations --Illiquid Securities."


         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, the over-the-counter debt options or foreign currency options used by the funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. There are also other types of options exercisable on certain specified dates before expiration. Options that expire unexercised have no value.

         A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.


         The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.


         The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

         If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

         LIMITATIONS ON THE USE OF OPTIONS. The use of options is governed by the following guidelines, which can be changed by each fund's board without shareholder vote:

         (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

         (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

         (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.


         FUTURES. The funds may purchase and sell securities index futures contracts, interest rate futures contracts and foreign currency futures contracts. A fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, Global Equity Fund and Global Income Fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance return or realize gains.

         Futures strategies also can be used to manage the average duration of Global Income Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of this fund's portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the fund's portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

         A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The use of futures and related options is governed by the following guidelines, which can be changed by a fund's board without shareholder vote:


         (1) The aggregate initial margin and premiums on futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money," may not exceed 5% of a fund's net assets.


         (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.


         (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a fund will not exceed 5% of its total assets.

         FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Each fund may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins or a sub-adviser believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and Mitchell Hutchins or the sub-adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

         The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

         Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


         FORWARD CURRENCY CONTRACTS. A fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges -- for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges -- for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency. Global Income Fund may use forward currency contracts to realize gains from favorable changes in exchange rates.

         The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. Each fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.


         SWAP TRANSACTIONS. Swap transactions include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.


         A fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivatives strategies.


         A fund will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, Mitchell Hutchins and the sub-adviser (if applicable) believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts." A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps, floors and collars that are written by the fund.


         A fund will enter into interest rate swap transactions only with banks or recognized securities dealers or their affiliates believed by Mitchell Hutchins or the sub-adviser to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      ORGANIZATION; TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS AND MANAGEMENT
                             OWNERSHIP OF SECURITIES


         Each Trust was formed as a business trust under the laws of the Commonwealth of Massachusetts. Investment Trust was formed on March 28, 1991 and has two operating series. Managed Investments Trust was formed on November 21, 1986 and has eight operating series. Investment Series was formed on December 22, 1986 and Investment Trust II was formed on August 10, 1992; each of these Trusts has one operating series.

         Each Trust is governed by a board of trustees, which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share. The board of each Trust oversees its operations.

         The trustees and executive officers of each Trust, their ages, business addresses and principal occupations during the past five years are:


        NAME AND ADDRESS; AGE             POSITION WITH EACH TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
        ---------------------             ------------------------        ----------------------------------------
Margo N. Alexander*+; 53                   Trustee and President      Mrs. Alexander is Chairman (since March 1999),
                                                                      chief executive officer and a director of Mitchell
                                                                      Hutchins (since January 1995), and an executive vice president and director of PaineWebber (since March 1984). Mrs. Alexander is president and director or trustee of 31 investment
                                                                      companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Richard Q. Armstrong; 64                          Trustee             Mr. Armstrong is chairman and principal of R.Q.A. Enterprises
R.Q.A. Enterprises                                                    (management consulting firm) (since April 1991 and principal
One Old Church Road                                                   occupation since March 1995). Mr. Armstrong was chairman
Unit #6                                                               of the board, chief executive officer and co-owner of
Greenwich, CT 06830                                                   Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters) (October 1993-March 1995). He was a partner of The New England Consulting Group (management
                                                                      consulting firm) (December 1992-September 1993). He was
                                                                      managing director of LVMH U.S. Corporation (U.S. subsidiary of the French luxury goods conglomerate, Louis Vuitton Moet
                                                                      Hennessey Corporation) (1987-1991) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company
                                                                      (1987-1991). Mr. Armstrong is a director or trustee of 30
                                                                      investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

        NAME AND ADDRESS; AGE             POSITION WITH EACH TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
        ---------------------             ------------------------        ----------------------------------------
E. Garrett Bewkes, Jr.**+; 73           Trustee and Chairman of the   Mr. Bewkes is a director of Paine Webber Group Inc.
                                             Board of Trustees        ("PW Group") (holding company of PaineWebber and Mitchell
                                                                      Hutchins). Prior to December 1995, he was a consultant to PW
                                                                      Group. Prior to 1988, he was chairman of the board, president and chief executive officer of American Bakeries Company. Mr.
                                                                      Bewkes is a director of Interstate Bakeries Corporation. Mr.
                                                                      Bewkes is a director or trustee of 34 investment companies for which Mitchell Hutchins, PaineWebber or one of their
                                                                      affiliates serves as investment adviser.

Richard R. Burt; 53                               Trustee             Mr. Burt is chairman of IEP Advisors, LLP (international
1275 Pennsylvania Ave, N.W.                                           investments and consulting firm) (since March 1994), a
Washington, DC  20004                                                 partner of McKinsey & Company (management consulting firm)
                                                                      (since 1991). He is also a director of Archer-Daniels-Midland
                                                                      Co. (agricultural commodities), Hollinger International Co.
                                                                      (publishing) and Homestake Mining Corp. (gold mining), vice chairman of Anchor Gaming (provides technology to gaming and wagering industry) (since July 1999) and chairman of Weirton
                                                                      Steel Corp (makes and finishes steel products) (since April
                                                                      1996). He was the chief negotiator in the Strategic Arms
                                                                      Reduction Talks with the former Soviet Union (1989-1991) and the U.S. Ambassador to the Federal Republic of Germany
                                                                      (1985-1989). Mr. Burt is a director or trustee of 30
                                                                      investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Mary C. Farrell**+; 50                            Trustee             Ms. Farrell is a managing director, senior investment
                                                                      strategist and member of the Investment Policy Committee of
                                                                      PaineWebber. Ms. Farrell joined PaineWebber in 1982. She is a member of the Financial Women's Association and Women's
                                                                      Economic Roundtable and appears as a regular panelist on Wall
                                                                      $treet Week with Louis Rukeyser. She also serves on the Board of Overseers of New York University's Stern School of
                                                                      Business. Ms. Farrell is a director or trustee of 29
                                                                      investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

        NAME AND ADDRESS; AGE             POSITION WITH EACH TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
        ---------------------             ------------------------        ----------------------------------------
Meyer Feldberg; 58                                Trustee             Mr. Feldberg is Dean and Professor of Management of the
Columbia University                                                   Graduate School of Business, Columbia University. Prior
101 Uris Hall                                                         to 1989, he was president of the Illinois Institute of
New York, NY  10027                                                   Technology. Dean Feldberg is also a director of Primedia Inc.
                                                                      (publishing), Federated Department Stores, Inc. (operator of department stores) and Revlon, Inc. (cosmetics). Dean Feldberg is a director or trustee of 33 investment companies for which
                                                                      Mitchell Hutchins, PaineWebber or one of their affiliates
                                                                      serves as investment adviser.

George W. Gowen; 70                               Trustee             Mr. Gowen is a partner in the law firm of Dunnington,
666 Third Avenue                                                      Bartholow & Miller. Prior to May 1994, he was a partner
New York, NY  10017                                                   in the law firm of Fryer, Ross & Gowen. Mr. Gowen is a
                                                                      director or trustee of 33 investment companies for which
                                                                      Mitchell Hutchins, PaineWebber or one of their affiliates
                                                                      serves as investment adviser.

Frederic V. Malek; 63                             Trustee             Mr. Malek is chairman of Thayer Capital Partners (merchant
1455 Pennsylvania Ave, N.W.                                           bank) and chairman of Thayer Hotel Investors II and Lodging
Suite 350                                                             Opportunities Fund (hotel investment partnerships). From
Washington, DC  20004                                                 January 1992 to November 1992, he was campaign manager of
                                                                      Bush-Quayle '92. From 1990 to 1992, he was vice chairman and, from 1989 to 1990, he was president of Northwest Airlines Inc.
                                                                      and NWA Inc. (holding company of Northwest Airlines Inc.).
                                                                      Prior to 1989, he was employed by the Marriott Corporation
                                                                      (hotels, restaurants, airline catering and contract feeding), where he most recently was an executive vice president and president of Marriott Hotels and Resorts. Mr. Malek is also a director of Aegis Communications, Inc. (tele-services),
                                                                      American Management Systems, Inc. (management consulting and computer related services), Automatic Data Processing, Inc.,
                                                                      (computing services), CB Richard Ellis, Inc. (real estate
                                                                      services), FPL Group, Inc. (electric services), Global
                                                                      Vacation Group (packaged vacations), HCR/Manor Care, Inc.
                                                                      (health care), SAGA Systems, Inc. (software company) and
                                                                      Northwest Airlines Inc. Mr. Malek is a director or trustee of
                                                                      30 investment companies for which Mitchell Hutchins,
                                                                      PaineWebber or one of their affiliates serves as investment adviser.

        NAME AND ADDRESS; AGE             POSITION WITH EACH TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
        ---------------------             ------------------------        ----------------------------------------
Carl W. Schafer; 64                               Trustee             Mr. Schafer is president of the Atlantic Foundation
66 Witherspoon Street, #1100                                          (charitable foundation supporting mainly oceanographic
Princeton, NJ  08542                                                  exploration and research). He is a director of Labor Ready,
                                                                      Inc. (temporary employment), Roadway Express, Inc. (trucking),
                                                                      The Guardian Group of Mutual Funds, the Harding, Loevner
                                                                      Funds, E.I.I. Realty Trust (investment company), Evans
                                                                      Systems, Inc. (motor fuels, convenience store and diversified company), Electronic Clearing House, Inc. (financial
                                                                      transactions processing), Frontier Oil Corporation and
                                                                      Nutraceutix, Inc. (biotechnology company). Prior to January
                                                                      1993, he was chairman of the Investment Advisory Committee of the Howard Hughes Medical Institute. Mr. Schafer is a director or trustee of 30 investment companies for which Mitchell
                                                                      Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Brian M. Storms*+; 45                             Trustee             Mr. Storms is president and chief operating officer of
                                                                      Mitchell Hutchins (since March 1999). Mr. Storms was
                                                                      president of Prudential Investments (1996-1999). Prior to
                                                                      joining Prudential he was a managing director at Fidelity
                                                                      Investments. Mr. Storms is a director or trustee of 30
                                                                      investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

T. Kirkham Barneby*; 53                        Vice President         Mr. Barneby is a managing director and chief investment
                                           (Investment Trust and      officer--quantitative investments of
                                            Managed Trust only)       Mitchell Hutchins. Mr. Barneby is a vice
                                                                      president of seven investment companies for
                                                                      which Mitchell Hutchins, PaineWebber or one of
                                                                      their affiliates serves as investment adviser.

Julieanna Berry*; 36                           Vice President         Ms. Berry is a first vice president and a portfolio manager
                                            (Managed Trust only)      of Mitchell Hutchins. Ms. Berry is a vice president of two investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Tom Disbrow**,                               Vice President and       Mr. Disbrow is a first vice president and a senior manager of
                                            Assistant Treasurer       the mutual fund finance department of Mitchell Hutchins.
                                                                      Prior to November 1999, he was a vice president of
                                                                      Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 31 investment companies for which
                                                                      Mitchell Hutchins, PaineWebber or one of their affiliates
                                                                      serves as investment adviser.

        NAME AND ADDRESS; AGE             POSITION WITH EACH TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
        ---------------------             ------------------------        ----------------------------------------
James F. Keegan*; 39                           Vice President         Mr. Keegan is a senior vice president and a portfolio manager
                                            (Managed Trust only)      of Mitchell Hutchins. Prior to March 1996, he was director of fixed income strategy and research of Merrion Group, L.P.
                                                                      Mr. Keegan is a vice president of six investment companies for which Mitchell Hutchins, PaineWebber or one of their
                                                                      affiliates serves as investment adviser.

John J. Lee**; 31                            Vice President and       Mr. Lee is a vice president and a manager of the mutual fund
                                            Assistant Treasurer       finance department of Mitchell Hutchins. Prior to September
                                                                      1997, he was an audit manager in the financial services
                                                                      practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 31 investment companies for which
                                                                      Mitchell Hutchins, PaineWebber or one of their affiliates
                                                                      serves as investment adviser.

Kevin J. Mahoney**; 34                       Vice President and       Mr. Mahoney is a first vice president and a senior manager of
                                            Assistant Treasurer       the mutual fund finance department of Mitchell Hutchins. From
                                                                      August 1996 through March 1999, he was the manager of the
                                                                      mutual fund internal control group of Salomon Smith Barney.
                                                                      Prior to August 1996, he was an associate and assistant
                                                                      treasurer for BlackRock Financial Management L.P. Mr. Mahoney
                                                                      is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Dennis McCauley*; 53                           Vice President         Mr. McCauley is a managing director and chief investment
                                             (Managed Trust and       officer--fixed income of Mitchell Hutchins. Mr. McCauley is
                                          Investment Series only)     a vice president of 22 investment companies for which
                                                                      Mitchell Hutchins, PaineWebber or one of their affiliates
                                                                      serves as investment adviser.

Ann E. Moran**; 42                           Vice President and       Ms. Moran is a vice president and a manager of the mutual fund
                                            Assistant Treasurer       finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their
                                                                      affiliates serves as investment adviser.

Dianne E. O'Donnell**; 47               Vice President and Secretary  Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice
                                                                      president and secretary of 30 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their
                                                                      affiliates serves as investment adviser.

        NAME AND ADDRESS; AGE             POSITION WITH EACH TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
        ---------------------             ------------------------        ----------------------------------------
Emil Polito*; 39                               Vice President         Mr. Polito is a senior vice president and director of
                                                                      operations and control for Mitchell Hutchins. Mr. Polito is a vice president of 31 investment companies for which Mitchell
                                                                      Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Victoria E. Schonfeld**; 49                    Vice President         Ms. Schonfeld is a managing director and general counsel of
                                                                      Mitchell Hutchins and (since July 1995) a senior vice
                                                                      president of PaineWebber. Ms. Schonfeld is a vice president of
                                                                      30 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins,
                                                                      PaineWebber or one of their affiliates serves as investment adviser.

Paul H. Schubert**; 37                  Vice President and Treasurer  Mr. Schubert is a senior vice president and director of the mutual fund finance department of Mitchell Hutchins. Mr.
                                                                      Schubert is a vice president and treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Nirmal Singh*; 43                              Vice President         Mr. Singh is a senior vice president and a portfolio manager
                                            (Managed Trust only)      of Mitchell Hutchins. Mr. Singh is a vice president of four investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Barney A. Taglialatela**; 39                 Vice President and       Mr. Taglialatela is a vice president and a manager of the
                                            Assistant Treasurer       mutual fund finance department of Mitchell Hutchins. Mr.
                                                                      Taglialatela is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Mark A. Tincher*; 44                           Vice President         Mr. Tincher is a managing director and chief investment
                                             (Investment Trust,       officer--equities of Mitchell Hutchins. Prior to March 1995,
                                          Investment Trust II and     he was a vice president and directed the U.S. funds
                                            Managed Trust only)       management and equity research areas of Chase Manhattan
                                                                      Private Bank. Mr. Tincher is a vice president of 12 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

        NAME AND ADDRESS; AGE             POSITION WITH EACH TRUST        BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
        ---------------------             ------------------------        ----------------------------------------
Stuart Waugh*; 44                              Vice President         Mr. Waugh is a managing director and a portfolio manager
                                          (Investment Series only)    of Mitchell Hutchins responsible for global fixed income
                                                                      investments and currency trading. Mr. Waugh is a vice
                                                                      president of five investment companies for which Mitchell
                                                                      Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

Keith A. Weller**; 38                        Vice President and       Mr. Weller is a first vice president and associate general
                                            Assistant Secretary       counsel of Mitchell Hutchins. Prior to May 1995, he was an attorney in private practice. Mr. Weller is a vice president and assistant secretary of 30 investment companies for which
                                                                      Mitchell Hutchins, PaineWebber or one of their affiliates
                                                                      serves as investment adviser.

-------------

 *  This person's business address is 51 West 52nd Street, New York, New York
    10019-6114.

**  This person's business address is 1285 Avenue of the Americas, New York,
    New York 10019.

 + Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are "interested persons" of each fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.


         Board members are compensated as follows:

         - MANAGED TRUST has eight operating series and pays each board member who is not an "interested person" of the Trust $1,000 annually for each series. Therefore, Managed Trust pays each such board member $8,000 annually, plus any additional amounts due for board or committee meetings.

         - INVESTMENT TRUST II AND INVESTMENT SERIES each has only one series and pays board members who are not "interested persons" of the Trust $1,000 annually for that series, plus any additional amounts due for board or committee meetings.

         - INVESTMENT TRUST has two series and pays each board member who is not an "interested person" of the Trust $1,000 annually for Global
              Equity Fund and an additional $1,500 annually for its second series. Therefore, Investment Trust pays each such board member
              $2,500 annually, plus any additional amounts due for board or committee meetings.


         Each Trust pays up to $150 per series for each board meeting and each separate meeting of a board committee. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because PaineWebber, Mitchell Hutchins and, as applicable, the sub-advisers perform substantially all the services necessary for the operation of the Trusts and each fund, the Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from a Trust for acting as a board member or officer.

         The table below includes certain information relating to the compensation by each Trust of its current board members and the compensation of those board members from all PaineWebber funds during the periods indicated:



                                              COMPENSATION TABLE+

                                AGGREGATE          AGGREGATE          AGGREGATE         AGGREGATE       TOTAL COMPENSATION
                               COMPENSATION       COMPENSATION      COMPENSATION       COMPENSATION      FROM THE TRUSTS
                               FROM MANAGED     FROM INVESTMENT    FROM INVESTMENT   FROM INVESTMENT       AND THE FUND
 NAME OF PERSON, POSITION         TRUST*             SERIES*            TRUST*           TRUST II*           COMPLEX**
 ------------------------         ------             -------            ------           ---------           ---------
Richard Q. Armstrong,
                                  $ 12,030            $ 1,780           $ 4,060            $ 1,780             $104,650
Trustee......................
Richard R. Burt,
                                    11,850              1,750             4,000              1,750              102,850
Trustee......................
Meyer Feldberg,
                                    12,030              2,432             5,364              2,432              119,650
Trustee.....................
George W. Gowen,
                                    14,711              1,780             4,060              1,780              119,650
Trustee.....................
Frederic V. Malek,
                                    12.030              1,780             4,060              1,780              104,650
Trustee.....................
Carl W. Schafer,
                                    12,030              1,780             4,060              1,780              104,650
Trustee.....................


--------------------

+ Only independent board members are compensated by the PaineWebber funds and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the funds.


* Represents fees paid to each board member from the Trust indicated for the fiscal year ended October 31, 1999.


** Represents total compensation paid during the calendar year ended December
   31, 1999, to each board member by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.


            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES



         As of February 1, 2000, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each Trust.


         As of February 1, 2000, the following shareholders were shown in the funds' records as owning 5% or more of any class of a fund's shares:



               NAME AND ADDRESS*                                                        PERCENTAGE OF SHARES
               -----------------                                                        BENEFICIALLY OWNED AS OF
                                                                                        FEBRUARY 1 2000
                                                                                        ------------------------
               GLOBAL EQUITY FUND

               NAME AND ADDRESS*                                                        PERCENTAGE OF SHARES
               -----------------                                                        BENEFICIALLY OWNED AS OF
                                                                                        FEBRUARY 1 2000
                                                                                        ------------------------
               Northern Trust Company as Trustee                                                      47.83% of
               FBO PaineWebber 401K Plan #22-36033                                               Class Y shares
               Subaru of New England
               Global Account                                                                         33.92% of
               Attn:  Robert Wakely                                                              Class Y shares
               Ernest J. Boch
               Global Account                                                                          6.64% of
               c/o Robert Wakely                                                                 Class Y shares
               GLOBAL INCOME FUND
               ------------------
               John M. Freese, Administrator                                                          11.24% of
               Estate of Dorothy M. Freese                                                       Class C shares
               John Markham Freese, Executor                                                          55.22% of
               Estate of M. Lloyd Freese                                                         Class C shares
               Northern Trust Company as Trustee                                                      64.64% of
               FBO PaineWebber 401K Plan                                                         Class Y shares
               ASIA PACIFIC GROWTH FUND
               ------------------------
               The Fletcher Jones Foundation                                                          12.47% of
               Attn:  John Smythe                                                                Class A shares
               PaineWebber customer                                                                   15.32% of
               Jerry M. Zeigler                                                                  Class Y shares
               PaineWebber CDN FBO                                                                       11.08%
               Luis Alejandro Sanchez                                                            Class Y shares
               PaineWebber CDN FBO                                                                        7.67%
               Nathan Weigt                                                                      Class Y shares
               PaineWebber customer                                                                    6.12% of
               William H. Morby                                                                  Class Y shares
               PaineWebber customer
               Roi M. Thibault                                                                         6.11% of
               (PACE)                                                                            Class Y shares
               Cathy B. Teague                                                                         5.61% of
                                                                                                 Class Y shares
               Vicki Thomas                                                                            5.11% of
                                                                                                 Class Y shares
               EMERGING MARKETS EQUITY FUND
               Ramesh Singh                                                                            8.37% of
                                                                                                 Class A shares
               Barry Seeman
               Ruth Seeman                                                                            39.46% of
               Joint Owners                                                                      Class B shares
               Thomas A. Wertheim                                                                      5.93% of
                                                                                                 Class C shares
               PaineWebber customer
               PaineWebber CDN FBO                                                                     5.67% of
               Jack Wade                                                                         Class C shares
               PaineWebber customer
               PaineWebber CDN FBO                                                                     7.11% of
               J. Darwin King                                                                    Class Y shares

               NAME AND ADDRESS*                                                        PERCENTAGE OF SHARES
               -----------------                                                        BENEFICIALLY OWNED AS OF
                                                                                        FEBRUARY 1 2000
                                                                                        ------------------------
               PaineWebber customer                                                                    6.20% of
               Charles A hard                                                                    Class Y shares


               -----------------

               * The shareholder listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.


        INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS



         INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator to each fund pursuant to separate contracts (each an "Advisory Contract") with each Trust. Under the Advisory Contracts, each fund pays Mitchell Hutchins a fee (expressed as a percentage of the fund's average daily net assets), computed daily and paid monthly, at the annual rates indicated below.


         Under the terms of the Advisory Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of a Trust not readily identifiable as belonging to a specific series of the Trust are allocated among series by or under the direction of the Trust's board in such manner as the board deems fair and equitable. Expenses borne by each fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not interested persons (as defined in the Investment Company Act the applicable Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the applicable Trust or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12 costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to board members and officers; and (18) costs of mailing, stationery and communications equipment.

         Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the fund's board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the fund.


         GLOBAL EQUITY FUND. Under the current Advisory Contract, the fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.85% of the fund's average daily net assets up to and including $500 million, 0.83% of amounts over $500 million and up to and including $1 billion, and 0.805% of amounts over $1 billion. For the fiscal years ended October 31, 1999, October 31, 1998, and October 31, 1997, the fund paid (or accrued) to Mitchell Hutchins advisory and administrative fees of $3,254,321, $3,918,629 and $4,689,662, respectively.

         The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers but does not require Mitchell Hutchins to do so. Mitchell Hutchins has entered into a separate contract with Invista ("Sub-Advisory Contract"), pursuant to which Invista serves as investment sub-adviser for the foreign investments of Global Equity Fund. (Mitchell Hutchins allocates the fund's investments between U.S. and foreign investments and is responsible for the day-to-day management of the fund's U.S. investments.) Under the Sub-Advisory Contract, Mitchell Hutchins (not the fund) is obligated to pay Invista at the annual rate of 0.40% of the fund's average daily net assets allocated to its management up to and including $100 million. This fee drops to 0.29% of the fund's average daily net assets allocated to Invista's management in excess of $100 million up to and including $300 million and to 0.26% of such assets in excess of $300 million. For the fiscal year ended October 31, 1999 and for the period October 1 through October 31, 1998, Mitchell Hutchins paid or accrued sub-advisory fees to Invista of $761,740 and $95,901, respectively. Invista is an indirect wholly owned subsidiary of Principal Life Insurance Company. Prior to October 1, 1998, GE Investment Management Incorporated ("GEIM") (a wholly owned subsidiary of General Electric Company) served as investment sub-adviser for all the fund's assets pursuant to a sub-advisory contract with Mitchell Hutchins. Under that sub-advisory contract, Mitchell Hutchins paid or accrued sub-advisory fees to GEIM for the period November 1, 1997 to September 30, 1998 and the fiscal year ended October 31, 1997, of $1,332,538 and $1,695,840, respectively.

         Under the Sub-Advisory Contract, Invista will not be liable for any error of judgment or mistake of law or for any loss suffered by Investment Trust, Global Equity Fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to Investment Trust, the fund, its shareholders or Mitchell Hutchins to which Invista would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.

         The Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by Investment Trust's board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' notice to Invista and Mitchell Hutchins, or by Invista or Mitchell Hutchins on 120 days' written notice to Investment Trust.


         GLOBAL INCOME FUND. Under the current Advisory Contract, the fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of its average daily net assets up to and including $500 million, 0.725% of amounts in excess of $500 million and up to $1 billion, 0.70% of amounts in excess of $1 billion and up to $1.5 billion, 0.675% of amounts in excess of $1.5 billion and up to $2.0 billion, and 0.65% of amounts over $2 billion. For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, the fund paid (or accrued) to Mitchell Hutchins advisory and administrative fees of $3,144,895, $4,031,933 and $5,683,381, respectively.


         ASIA PACIFIC GROWTH FUND. Under the current Advisory Contract, the fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 1.20% of the fund's average daily net assets up to and including $100 million and at an annual rate of 1.10% of its average daily net assets in excess of $100 million. For the fiscal years ended October 31, 1999 and October 31, 1998 and the period March 25, 1997 (commencement of operations) through October 31, 1997, the fund paid (or accrued) to Mitchell Hutchins advisory and administrative fees of $423,124, $477,960 and $533,412, respectively.


         The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers, but does not require Mitchell Hutchins to do so. Mitchell Hutchins has entered into a separate contract with SIMNA, ("Sub-Advisory Contract"), pursuant to which SIMNA determines what securities will be purchased, sold or held by Asia Pacific Growth Fund. Under the current Sub-Advisory Contract, Mitchell Hutchins (not the fund) pays SIMNA a fee, computed daily and paid monthly, at an annual rate of 0.65% of the fund's average daily net assets up to and including $100 million and at an annual rate of 0.55% of the fund's average daily net assets in excess of $100 million. SIMNA bears all expenses incurred by it in connection with its services under the Sub-Advisory Contract. For the fiscal years ended October 31, 1999 and October 31, 1998 and the period March 25, 1997 (commencement of operations) through October 31, 1997, Mitchell Hutchins (not the fund) paid (or accrued) to SIMNA sub-advisory fees of $229,371, $258,895 and $284,106, respectively.

         SIMNA is a wholly owned subsidiary of Schroder U.S. Holdings Inc. and was the surviving company in a merger with Schroder Capital International Inc. (the investment adviser for Asia Pacific Growth Fund and Emerging Markets Equity Fund prior to July 1, 1999 and another wholly owned subsidiary of Schroder U.S. Holdings Inc.). Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroders plc., which is listed on the London Stock Exchange and is the holding parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group") with associated companies and branch and representative offices located in 24 countries worldwide.


         Under the Sub-Advisory Contract, SIMNA will not be liable for any error of judgment or mistake of law or for any loss suffered by Managed
Trust, Asia Pacific Growth Fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to Managed Trust, the fund, its shareholders or Mitchell Hutchins to which SIMNA would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.


         The Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by Managed Trust's board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' notice to SIMNA, or by SIMNA on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may also be terminated by Mitchell Hutchins (1) upon material breach by SIMNA of its representations and warranties, which breach shall not have been cured within a 20-day period after notice of such breach;
(2) if the sub-adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract or (3) on 120 days' notice to SIMNA.


         EMERGING MARKETS EQUITY FUND.. Under the current Advisory Contract, the fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 1.20% of the fund's average daily net assets. For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, the fund paid (or accrued) to Mitchell Hutchins advisory and administrative fees of $101,195, $161,312 and $438,676, respectively.


         During the fiscal years ended October 31, 1998 and October 31, 1997, Mitchell Hutchins waived part of its management fees and reimbursed Emerging Markets Equity Fund in the aggregate amounts of$170,652 and $180,568, respectively. During these periods, certain expense limitations were applicable that are no longer in effect. During the 1999 fiscal year, the fund and Mitchell Hutchins entered into an expense reimbursement agreement under which Mitchell Hutchins agreed to reimburse the fund to the extent the fund's expenses during that fiscal year otherwise would exceed specified expense caps. Under that agreement, Mitchell Hutchins reimbursed the fund in the aggregate amount of $99,354. The fund and Mitchell Hutchins have entered into a new expense reimbursement agreement, under which Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through March 1, 2001 otherwise would exceed the expense caps described in the Prospectus.


         The Advisory Contract authorizes Mitchell Hutchins to retain one or more sub-advisers, but does not require Mitchell Hutchins to do so. Mitchell Hutchins has entered into a separate contract with SIMNA ("Sub-Advisory Contract"), pursuant to which SIMNA determines what securities will be purchased, sold or held by Emerging Markets Equity Fund. Under the Sub-Advisory Contract, Mitchell Hutchins (not the fund) pays SIMNA a fee, computed daily and paid monthly, at an annual rate of 0.70% of the fund's average daily net assets. SIMNA bears all expenses incurred by it in connection with its services under the Sub-Advisory Contract. For the fiscal years ended October 31, 1999, October 31, 1998 and the period February 25, 1997 to October 31, 1997, Mitchell Hutchins (not the fund) paid (or accrued) to SIMNA $59,031, $94,096 and $161,715, respectively, in sub-advisory fees. Information about the ownership of SIMNA is provided above under "Investment Advisory, Administration and Distribution Arrangements -- Investment Advisory and Administration Arrangements -- Asia Pacific Growth Fund."


         Under the Sub-Advisory Contract, SIMNA will not be liable for any error of judgment or mistake of law or for any loss suffered by Investment Trust II, Emerging Markets Equity Fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to Investment Trust II, the fund, its shareholders or Mitchell Hutchins to which SIMNA would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.


         The Sub-Advisory Contract terminates automatically upon the assignment or the termination of the Advisory Contract and is terminable at any time without penalty by Investment Trust II's board or by vote of the holders of a majority of the fund's outstanding securities on 60 days' notice to SIMNA, or by SIMNA on 60 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may also be terminated by Mitchell Hutchins (1) upon material breach by SIMNA of its representations and warranties, which breach shall not have been cured within a 20-day period after notice of such breach;
(2) if the sub-adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract or (3) on 120 days' notice to SIMNA.


         TRANSFER AGENCY-RELATED SERVICES. PFPC (not the funds) pays PaineWebber for certain transfer agency-related services that PFPC has delegated to PaineWebber. Prior to August 1, 1997, under an agreement between the applicable Trust and PaineWebber, PaineWebber provided those services directly to Global Income Fund and Asia Pacific Growth Fund. Under these agreements, Global Income Fund paid (or accrued) $189,131 to PaineWebber during the period November 1, 1996 to July 31, 1997, and Asia Pacific Growth Fund paid (or accrued) $9,958 to PaineWebber during the period March 25, 1997 (commencement of operations) to July 31, 1997. There were no similar service agreements in effect for Global Equity Fund or Emerging Markets Equity Fund.


         SECURITIES LENDING. During the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, the funds paid (or accrued) the following fees to PaineWebber for its services as securities lending agent:



             FUND                                                        FISCAL YEAR ENDED OCTOBER 31,
             ----                                                        -----------------------------
                                                                      1999            1998            1997
                                                                      ----            ----            ----
             Global Equity Fund.............................         $50,792         $42,839         $14,324
             Global Income Fund.............................          35,084          49,982          26,057
             Asia Pacific Growth Fund.......................           6,955          25,777          14,324
             Emerging Markets Equity Fund...................             301           2,235           6,225



         NET ASSETS. The following table shows the approximate net assets as of January 31, 2000, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.



                                                                                              NET ASSETS
                                           INVESTMENT CATEGORY                                  ($MIL)
                                           -------------------                                  ------
               Domestic (excluding Money Market)....................................
               Global...............................................................
               Equity/Balanced......................................................
               Fixed Income (excluding Money Market)................................
                     Taxable Fixed Income...........................................
                     Tax-Free Fixed Income..........................................
               Money Market Funds...................................................

         PERSONAL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients. Personnel of each sub-adviser may also invest in securities for their own accounts pursuant to comparable codes of ethics.


         DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each fund under separate distribution contracts with each Trust (collectively, "Distribution Contracts"). Each Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the applicable fund. Shares of each fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares of the funds (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell each fund's shares. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114 and PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019.


         Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of each fund adopted by each Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), each fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan, each fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (0.50% in the case of Global Income Fund) of the average daily net assets of the Class C shares. There is no distribution plan with respect to the funds' Class Y shares and the funds pay no service or distribution fees with respect to their Class Y shares.

         Mitchell Hutchins uses the service fees under the Plans for Class A, B and C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each fund by PaineWebber clients. PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

         Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

         - Offset the commissions it pays to PaineWebber for selling each fund's Class B and Class C shares, respectively.

         - Offset each fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

         PaineWebber compensates Financial Advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the funds or investors at the time Class B or C shares are bought.

         Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.


         The Plans and the related Distribution Contracts for Class A, Class B and Class C shares specify that each fund must pay service and distribution fees to Mitchell Hutchins for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the funds. Annually, the board of each fund reviews the Plans and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.


         Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the applicable board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually and any material amendment thereto is approved by the applicable board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose,
(3) payments by a fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of that Trust.


         In reporting amounts expended under the Plans to the board members, Mitchell Hutchins allocates expenses attributable to the sale of each class of a fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a fund's shares will not be used to subsidize the sale of any other class of fund shares.


         The funds paid (or accrued) the following service and/or distribution fees to Mitchell Hutchins under the Plans during the fiscal year ended October 31, 1999:



                                        GLOBAL EQUITY                           ASIA PACIFIC     EMERGING MARKETS
                                             FUND        GLOBAL INCOME FUND     GROWTH FUND        EQUITY FUND*
                                             ----        ------------------     -----------        ------------
Class A                                   $614,556            $905,780            $33,043            $11,746
Class B                                    432,119             221,111            138,262              4,765
Class C                                    387,973             186,104             80,943             23,923

         Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to each fund during the fiscal year ended October 31, 1999:



                                                     GLOBAL               GLOBAL          ASIA PACIFIC      EMERGING MARKETS
                                                   EQUITY FUND          INCOME FUND        GROWTH FUND        EQUITY FUND
                                                   -----------          -----------        -----------        -----------
CLASS A
Marketing and advertising...............              $ 564,577          $ 377,154          $ 142,694            $ 77,043
Amortization of commissions.............                      0                  0                  0                   0
Printing of prospectuses and SAIs.......                  1,147              1,431                 82                  42
Branch network costs allocated and
    interest expense....................              1,097,707          1,561,833             53,031              32,597
Service fees paid to PaineWebber
    Financial Advisors..................                180,210            350,725             12,887               3,663

CLASS B
Marketing and advertising...............              $  99,310          $  21,483          $ 149,299            $  7,819
Amortization of commissions.............                150,073            103,431             37,279               1,682
Printing of prospectuses and SAIs.......                    134                 81                 84                   4
Branch network costs allocated and
    interest expense....................                201,206             97,096             63,733               3,632
Service fees paid to PaineWebber
    Financial Advisors..................                 34,247             21,365             13,481                 358

CLASS C
Marketing and advertising...............              $  89,172          $  25,752           $ 87,409            $ 39,225
Amortization of commissions.............                113,842             48,036             23,675               5,817
Printing of prospectuses and SAIs.......                    160                 98                 57                  18
Branch network costs allocated and
    interest expense....................                174,543            107,072             32,737              16,666
Service fees paid to PaineWebber
    Financial Advisors..................                 29,114             24,018              7,892               1,776


         "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the funds' shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the funds' shares, including the PaineWebber retail branch system.

         In approving each fund's overall Flexible Pricing-SM- system of distribution, the applicable board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

         In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

         In approving the Class B Plan, the board of each fund considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

         In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7)Mitchell Hutchins' shareholder service-and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, within one year after purchase was conditioned upon its expectation of being compensated under the Class C Plan.


         With respect to each Plan, the boards considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The boards also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of each fund, which fees would increase if the Plan were successful and the funds attained and maintained significant asset levels.

         Under the Distribution Contract between each Trust and Mitchell Hutchins for the Class A shares for the fiscal years (or periods) set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer.





                                                                       FISCAL YEARS ENDED OCTOBER 31
                                                                       -----------------------------
                                                               1999                     1998                   1997
                                                               ----                     ----                   ----
    GLOBAL EQUITY FUND
         Earned...................................               $36,468               $60,698              $229,590
         Retained.................................                 3,334                 4,130                10,949

    GLOBAL INCOME FUND
         Earned...................................                17,409                16,007                29,752
         Retained.................................                 1,949                 2,396                 2,950

    ASIA PACIFIC GROWTH FUND *
         Earned...................................                47,513                83,960             1,142,055
         Retained.................................                 3,138                 5,521                67,143

    EMERGING MARKETS EQUITY FUND
         Earned...................................                 4,138                 3,958                10,692
         Retained.................................                   272                   257                   662

--------


* The 1997 fiscal period is from March 27, 1997 (commencement of operations) to October 31, 1997.


         Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended October 31, 1999:



                                GLOBAL EQUITY        GLOBAL INCOME         ASIA PACIFIC       EMERGING MARKETS
                                     FUND                 FUND             GROWTH FUND           EQUITY FUND
                                     ----                 ----             -----------           -----------
Class A                            $     0              $     0              $     0              $     0
Class B                             85,748               33,705               84,742                2,192
Class C                              2,425                  329                9,399                  308



                             PORTFOLIO TRANSACTIONS

         Subject to policies established by each board, Mitchell Hutchins or the applicable sub-adviser is responsible for the execution of each fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins or the sub-adviser seeks to obtain the best net results for a fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins and the sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which most bonds and some equity securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The funds may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the fiscal years or periods indicated, the funds paid the brokerage commissions set forth below:

                                                                    FISCAL YEARS ENDED OCTOBER 31
                                                                    -----------------------------
                                                     1999                    1998                   1997
                                                     ----                    ----                   ----
    GLOBAL EQUITY FUND                             $1,158,049            $2,467,840                 $384,903
    GLOBAL INCOME FUND                                      0                     0                    3,330
    ASIA PACIFIC GROWTH FUND *                        207,382               246,684                  454,243
    EMERGING MARKETS EQUITY FUND                       53,824               102,060                  266,325


--------


* The 1997 fiscal period is from March 27, 1997 (commencement of operations) to October 31, 1997.


         The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber, or brokerage affiliates of SIMNA or Invista. Each board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber or brokerage affiliates of a sub-adviser are reasonable and fair. Specific provisions in the Advisory Contracts and the applicable Sub-Advisory Contracts authorize Mitchell Hutchins and the sub-advisers and any of their affiliates that is a member of a national securities exchange to effect portfolio transactions for the applicable funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.


         During the fiscal year ended October 31, 1999 Global Equity Fund paid $15,409 in brokerage commissions to PaineWebber, which represented 1.3% of the total brokerage commissions paid by the fund and 1.19% of the total dollar amount of transactions involving the payment of brokerage commissions. During that fiscal year, Global Equity Fund paid no brokerage commissions to Mitchell Hutchins or to any of its other affiliates or to its sub-adviser or any of its affiliates, and Global Income Fund, Asia Pacific Growth Fund and Emerging Markets Equity Fund paid no brokerage commissions to Mitchell Hutchins, a sub-adviser or any of their affiliates. During the fiscal years or periods ended October 31, 1997 and October 31, 1998 no fund paid brokerage commissions to PaineWebber, the fund's sub-adviser or any of their affiliates.

         Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates or affiliates of a sub-adviser, are similar to those in effect with respect to brokerage transactions in securities.


         In selecting brokers, Mitchell Hutchins or a sub-adviser will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of each board, Mitchell Hutchins or a sub-adviser may cause a fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins or the sub-adviser with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or the sub-adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or the sub-adviser, as applicable, to that fund and its other clients.


         Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

         For the fiscal year ended October 31, 1999, the funds directed the portfolio transactions indicated below to brokers chosen because they provide research, analysis, advice and similar services, for which the funds paid the brokerage commissions indicated below:



                                                       AMOUNT OF PORTFOLIO
             FUND                                          TRANSACTIONS              BROKERAGE COMMISSIONS PAID
             ----                                          ------------              --------------------------
             Global Equity Fund                             $  70,571,861                      $   108,740
             Global Income Fund                                         0                                0
             Asia Pacific Growth Fund                             328,841                            1,274
             Emerging Markets Equity Fund                         146,379                              818



         For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins or the applicable sub-adviser seeks best execution. Although Mitchell Hutchins or a sub-adviser may receive certain research or execution services in connection with these transactions, Mitchell Hutchins and the sub-adviser will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins or a sub-adviser may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.


         Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' or a sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by Mitchell Hutchins or a sub-adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or a sub-adviser by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the funds.


         Investment decisions for a fund and for other investment accounts managed by Mitchell Hutchins or by a sub-adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and such other account(s) as to amount according to a formula deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.


         The funds will not purchase securities that are offered in underwritings in which PaineWebber or an affiliate of a sub-adviser is a member of the underwriting or selling group, except pursuant to procedures adopted by each board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof or an affiliate of a sub-adviser not participate in or benefit from the sale to the funds.


         As of October 31, 1999, the funds owned securities issued by their regular broker-dealers as follows:


         Global Equity Fund: Repurchase agreements with State Street Bank and Trust Company ($275,000) and Dresner Bank AG ($7,591,000); common stock of Morgan Stanley Dean Witter & Co. ($1,853,250 ).


         Asia Pacific Growth Fund: Repurchase agreements with State Street Bank and Trust Company ($1,724,000).

         Emerging Markets Equity Fund. Repurchase agreements with State Street Bank and Trust Company ($164,000); common stock of Daewoo Securities $6,437.


         PORTFOLIO TURNOVER. The funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

         The funds' respective portfolio turnover rates for the fiscal periods shown were:


                                                                            PORTFOLIO TURNOVER RATES
                                                                 ------------------------------------------------
                                                                    FISCAL YEAR ENDED        FISCAL YEAR ENDED
         FUND                                                        OCTOBER 31, 1999        OCTOBER 31, 1998
         ---------                                                   ----------------        ----------------
         Global Equity Fund.................................                72%                   151%
         Global Income Fund.................................                63%                    93%
         Asia Pacific Growth Fund...........................                70%                    59%
         Emerging Markets Equity Fund.......................                80%                    64%



            REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES


         WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:


         - Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;

         - Acquire shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed
              1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

         - Acquire shares in connection with a reorganization pursuant to which a fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

         - Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus


         In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed. This contingent deferred sales charge is waived if you are eligible to invest in certain offshore investment pools offered by PaineWebber, your shares are sold before March 31, 2000 and the proceeds are used to purchase interests in one or more of these pools (see below).


         COMBINED PURCHASE PRIVILEGE -- CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the tables of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

         An "eligible group of related fund investors" can consist of any combination of the following:

         (a) an individual, that individual's spouse, parents and children;

         (b) an individual and his or her individual retirement account
("IRA");

         (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

         (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

         (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

         (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

         (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

         (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.


         RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares of the funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus
(2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.


         REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares of a fund may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes --Special Rules for Class A Shareholders," below.


         WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.


         NON-RESIDENT ALIEN WAIVER OF CONTINGENT DEFERRED SALES CHARGE FOR CLASS A, B AND C SHARES. Until March 31, 2000, investors who are non-resident aliens will be able to sell their fund shares without incurring a contingent deferred sales charge if they use the sales proceeds to immediately purchase shares of certain offshore investment pools available through PaineWebber. The fund will waive the contingent deferred sales charge that would otherwise apply to a sale of Class A, Class B or Class C shares of a fund. Fund shareholders who want to take advantage of this waiver should review the offering documents of the offshore investment pools for further information, including investment minimums, and fees and expenses. Shares of the offshore investment pools are available only in those jurisdictions where the sale is authorized and are not available to any U.S. person, including, but not limited to, any citizen or resident of the United States, or any U.S. partnership or U.S. trust, and are not available to residents of certain other countries. For more information on how to take advantage of the deferred sales charge waiver, investors should contact their PaineWebber Financial Advisors.


         PURCHASES AND SALES OF CLASS Y SHARES THROUGH THE PACE-SM- MULTI ADVISOR PROGRAM. An investor who participates in the PACE-SM- Multi Advisor Program is eligible to purchase Class Y shares. The PACESM Multi Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE-SM- Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE-SM-Multi Advisor Program.


         PURCHASES OF CLASS A SHARES THROUGH THE PAINEWEBBER INSIGHTONE-SM-PROGRAM. Investors who purchase shares through the PaineWebber InsightOne-SM-Program are eligible to purchase Class A shares without a sales load. The PaineWebber InsightOne-SM- Program offers a nondiscretionary brokerage account to investors for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

         PURCHASES AND SALES OF CLASS Y SHARES FOR PARTICIPANTS IN PW 401(K) PLUS PLAN. The trustee of the PW 401(k) Plus Plan, a defined contribution plan sponsored by PW Group, buys and sells Class Y shares of the funds that are included as investment options under the Plan to implement the investment choices of individual participants with respect to their Plan contributions. Individual Plan participants should consult the Summary Plan Description and other plan material of the PW 401(k) Plus Plan (collectively, "Plan Documents") for a description of the procedures and limitations applicable to making and changing investment choices. Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-PWEBBER (1-888-793-2237). As described in the Plan Documents, the price at which Class Y shares are bought and sold by the trustee of PW 401(k) Plus Plan might be more or less than the price per share at the time the participants made their investment choices.

         ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the funds may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

         If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.


         The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.


         SERVICE ORGANIZATIONS. A fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of the service organizations. A fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

         AUTOMATIC INVESTMENT PLAN. PaineWebber offers an automatic investment plan with a minimum initial investment of $1,000 through which a fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund. Participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the plan, the investor will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels.

         SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:


         - Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

         - Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.


         Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

         An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of a fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, PaineWebber will arrange for redemption by the funds of sufficient fund shares to provide the withdrawal payments specified by participants in the funds' systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber Financial Advisors, correspondent firms or PFPC at 1-800-647-1568.


         INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs are available through PaineWebber in which purchases of shares of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

         TRANSFER OF ACCOUNTS. If investors holding shares of a fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN-SM-;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT-Registered Trademark-
(RMA)-Registered Trademark-

         Shares of PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

         To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

         The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

         PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

         PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:


         - monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

         - comprehensive year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

         - automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market
              Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA
              California Municipal Money Fund, RMA New Jersey Municipal Money
              Fund and RMA New York Municipal Money Fund. AN INVESTMENT IN A
              MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL
              DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
              ALTHOUGH A MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR
              INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY
              INVESTING IN A MONEY MARKET FUND;

         - check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

         -    Gold MasterCard, with or without a line of credit, which provides
              RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

         - unlimited electronic funds transfers and a bill payment service for an additional fee;

         - 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

         - expanded account protection for the net equity securities balance in the event of the liquidation of PaineWebber. This protection does not apply to shares of funds that are held at PFPC and not through PaineWebber; and

         - automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

         The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES


         Class B shares of a fund will automatically convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.


         The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to their higher ongoing expenses beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition will not continue to be met.

                               VALUATION OF SHARES

         Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued based on sales on the exchange considered by Mitchell Hutchins or the sub-adviser as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") are valued at the last trade price on Nasdaq prior to valuation; other over-the-counter securities normally are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the applicable board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the applicable board determines that this does not represent fair value.

         All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the current foreign currency exchange rate. Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the New York Stock Exchange, which events would not be reflected in the computation of a fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the applicable board. The foreign currency exchange transactions of the funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

                             PERFORMANCE INFORMATION
         The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in each fund's Performance Advertisements are calculated according to the following formula:

      P(1 + T)to the
          power of n =    ERV
       where:      P =    a hypothetical initial payment of $1,000 to purchase
                          shares of a specified class
                   T =    average annual total return of shares of that class
                   n =    number of years
                 ERV =    ending redeemable value of a hypothetical $1,000
                          payment at the beginning of that period.

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% sales charge (4.0% for Global Income Fund) is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

         The funds also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The funds calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

         Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

         The following tables show performance information for each class of the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

                               GLOBAL EQUITY FUND
CLASS                                        CLASS A           CLASS B          CLASS C          CLASS Y
(INCEPTION DATE)                            (11/14/91)        (8/25/95)        (5/10/93)        (5/10/93)
----------------                            ----------        ---------        ---------        ---------
Year ended October 31, 1999:
         Standardized Return*                   10.34%            9.63%           13.67%           15.97%
         Non-Standardized Return                15.565           14.63%           14.67%           15.97%

Five Years ended October 31, 1999:
         Standardized Return*                    7.42%              N/A            7.60%            8.78%
         Non-Standardized Return                 8.42%              N/A            7.60%            8.78%
Inception to October 31, 1999
         Standardized Return*                    9.63%            7.92%            9.20%           10.39%
         Non-Standardized Return                10.27%            8.29%            9.20%           10.39%



                               GLOBAL INCOME FUND

CLASS                                         CLASS A          CLASS B          CLASS C          CLASS Y
(INCEPTION DATE)                              (7/1/91)        (3/20/87)         (7/2/92)        (8/26/91)
----------------                              --------        ---------         --------        ---------
Year ended October 31, 1999:
         Standardized Return*                  (6.34)%          (7.90)%          (3.62)%          (2.10)%
         Non-Standardized Return               (2.44)%          (3.29)%          (2.93)%          (2.10)%
Five Years ended October 31, 1999:
         Standardized Return*                    5.37%            5.08%            5.72%            6.57%
         Non-Standardized Return                 6.24%            5.39%            5.72%            6.57%
Ten Years Ended  October 31, 1999
         Standardized Return*                      N/A            7.24%              N/A              N/A
         Non-Standardized Return                   N/A            7.24%              N/A              N/A
Inception to October 31, 1999
         Standardized Return*                    5.77%            8.15%            5.01%            6.56%
         Non-Standardized Return                 6.29%            8.15%            5.01%            6.56%

                            ASIA PACIFIC GROWTH FUND

CLASS                                         CLASS A          CLASS B          CLASS C          CLASS Y
(INCEPTION DATE)                             (3/25/97)        (3/25/97)        (3/25/97)       (3//13/98)
----------------                             ---------        ---------        ---------       ----------
Year ended October 31, 1999:
         Standardized Return*                   35.99%           36.25%           40.39%           42.56%
         Non-Standardized Return                42.38%           41.25%           41.39%           42.56%
Inception to October 31, 1999
         Standardized Return*                 (10.83)%         (10.97)%          (9.89)%            7.03%
         Non-Standardized Return               (9.24)%          (9.92)%          (9.89)%            7.03%



                          EMERGING MARKETS EQUITY FUND

CLASS                                         CLASS A          CLASS B          CLASS C          CLASS Y
(INCEPTION DATE)                             (1/19/94)       (12/05/95)        (1/19/94)        (1/19/94)
----------------                             ---------       ----------        ---------        ---------
Year ended October 31, 1999:
         Standardized Return*                   28.70%           28.75%           32.39%           35.11%
         Non-Standardized Return                34.82%           33.75%           33.39%           35.11%
Five Years ended October 31, 1999:
         Standardized Return*                  (6.75)%              N/A          (6.67)%          (5.68)%
         Non-Standardized Return               (5.89)%              N/A          (6.67)%          (5.68)%
Inception to October 31, 1999
         Standardized Return*                  (5.90)%          (2.26)%          (5.91)%          (4.93)%
         Non-Standardized Return               (5.14)%          (2.26)%          (5.91)%          (4.93)%


--------------


* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5% (4.0% for Global Income Fund). All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.


         YIELD. Yields used in Global Income Fund's Performance Advertisements are calculated by dividing the fund's interest income attributable to a class of shares for a 30-day period ("Period"), net of expenses attributable to such class, by the average number of shares of such class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) at the end of the Period. Yield quotations are calculated according to the following formula:


              YIELD     =      a-b
                             2[(--- + 1)to the power of 6  -1]
                                cd

          where:       a =   interest earned during the Period attributable to a
                             class of shares
                       b =   expenses accrued for the Period attributable to a
                             class of shares (net of reimbursements)
                       c =   the average daily number of shares of a class
                             outstanding during the Period that were entitled
                             to receive dividends
                       d =   the maximum offering price per share (in the case
                             of Class A shares) or the net asset value per share
                             (in the case of Class B and Class C shares) on the
                             last day of the

                                     65

Period.


         Except as noted below, in determining interest income earned during the Period (variable "a" in the above formula), Global Income Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable "d" in the above formula) the fund's current maximum 4% initial sales charge on Class A shares is included. For the 30-day period ended October 31, 1999 the yields for its Class A shares, Class B shares, Class C shares and Class Y shares were 4.63%, 3.69%, 4.32%, and 5.16%, respectively.


         OTHER INFORMATION. In Performance Advertisements, the funds may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including (but not limited to) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), the Dow Jones Industrial Average, the International Finance Corporation Global Total Return Index, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, other similar Lehman Brothers indices or components thereof, 30-year and 10-year U.S. Treasury bonds, the Standard & Poor's Oil Composite Index, the Morgan Stanley Capital International World Index (including Asia Pacific regional indices), the Salomon Brothers Non-U.S. Dollar Index, the Salomon Smith Barney Non-U.S. World Government Bond Index, the Salomon Smith Barney World Government Index, other similar Salomon Smith Barney indices or components thereof and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY MAGAZINE, SMART MONEY, MUTUAL FUNDS, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

         The funds may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a fund investment are reinvested in additional fund shares, any future income or capital appreciation of a fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of a fund investment would increase more quickly than if dividends or other distributions had been paid in cash.


         The funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the funds' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the funds are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The bonds held by the funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term bonds. An investment in any fund involves greater risks than an investment in either a money market fund or a CD.

         Each fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.

[EDGAR REPRESENTATION OF DATA USED IN GRAPHIC]

         YEAR     Common Stocks  Long-Term    Inflation/CPI  Treasury Bills
                                Gov't Bonds

         1925        $10,000      $10,000        $10,000        $10,000
         1926        $11,162      $10,777         $9,851        $10,327
         1927        $15,347      $11,739         $9,646        $10,649
         1928        $22,040      $11,751         $9,553        $11,028
         1929        $20,185      $12,153         $9,572        $11,552
         1930        $15,159      $12,719         $8,994        $11,830
         1931         $8,590      $12,044         $8,138        $11,957
         1932         $7,886      $14,073         $7,300        $12,072
         1933        $12,144      $14,062         $7,337        $12,108
         1934        $11,969      $15,472         $7,486        $12,128
         1935        $17,674      $16,243         $7,710        $12,148
         1936        $23,669      $17,464         $7,803        $12,170
         1937        $15,379      $17,504         $8,045        $12,207
         1938        $20,165      $18,473         $7,821        $12,205
         1939        $20,082      $19,570         $7,784        $12,208
         1940        $18,117      $20,761         $7,859        $12,208
         1941        $16,017      $20,955         $8,622        $12,216
         1942        $19,275      $21,629         $9,423        $12,248
         1943        $24,267      $22,080         $9,721        $12,291
         1944        $29,060      $22,702         $9,926        $12,332
         1945        $39,649      $25,139        $10,149        $12,372
         1946        $36,449      $25,113        $11,993        $12,416
         1947        $38,529      $24,454        $13,073        $12,478
         1948        $40,649      $25,285        $13,426        $12,580
         1949        $48,287      $26,916        $13,184        $12,718
         1950        $63,601      $26,932        $13,948        $12,870
         1951        $78,875      $25,873        $14,767        $13,063
         1952        $93,363      $26,173        $14,898        $13,279
         1953        $92,439      $27,125        $14,991        $13,521
         1954       $141,084      $29,075        $14,916        $13,638
         1955       $185,614      $28,699        $14,972        $13,852
         1956       $197,783      $27,096        $15,400        $14,193
         1957       $176,457      $29,117        $15,866        $14,639
         1958       $252,975      $27,342        $16,145        $14,864
         1959       $283,219      $26,725        $16,387        $15,303
         1960       $284,549      $30,407        $16,629        $15,711
         1961       $361,060      $30,703        $16,741        $16,045
         1962       $329,545      $32,818        $16,946        $16,483
         1963       $404,685      $33,216        $17,225        $16,997
         1964       $471,388      $34,381        $17,430        $17,598
         1965       $530,081      $34,625        $17,765        $18,289
         1966       $476,737      $35,889        $18,361        $19,159
         1967       $591,038      $32,594        $18,920        $19,966
         1968       $656,415      $32,509        $19,814        $21,005
         1969       $600,590      $30,860        $21,024        $22,388
         1970       $624,653      $34,596        $22,179        $23,849
         1971       $714,058      $39,173        $22,924        $24,895
         1972       $849,559      $41,400        $23,706        $25,851
         1973       $725,003      $40,942        $25,792        $27,643
         1974       $533,110      $42,725        $28,939        $29,855
         1975       $731,443      $46,653        $30,969        $31,588
         1976       $905,842      $54,470        $32,458        $33,193
         1977       $840,766      $54,095        $34,656        $34,893
         1978       $895,922      $53,458        $37,784        $37,398
         1979     $1,060,126      $52,799        $42,812        $41,279
         1980     $1,405,137      $50,715        $48,120        $45,917
         1981     $1,336,161      $51,657        $52,421        $52,671
         1982     $1,622,226      $72,507        $54,451        $58,224
         1983     $1,987,451      $72,979        $56,518        $63,347
         1984     $2,111,991      $84,274        $58,753        $69,586
         1985     $2,791,166     $110,371        $60,968        $74,960
         1986     $3,306,709     $137,446        $61,657        $79,580
         1987     $3,479,675     $133,716        $64,376        $83,929
         1988     $4,064,583     $146,650        $67,221        $89,257
         1989     $5,344,555     $173,215        $70,345        $96,728
         1990     $5,174,990     $183,924        $74,640       $104,286
         1991     $6,755,922     $219,420        $76,927       $110,121
         1992     $7,274,115     $237,092        $79,159       $113,982
         1993     $8,000,785     $280,339        $81,334       $117,284
         1994     $8,105,379     $258,556        $83,510       $121,862
         1995    $11,139,184     $340,435        $85,630       $126,680
         1996    $13,709,459     $337,265        $88,475       $135,381
         1997    $18,272,762     $390,735        $89,897       $142,496
         1998    $23,495,420     $441,777        $91,513       $149,416
         1999    $28,456,286     $402,177        $93,998       $156,414
         2000



Source: STOCKS, BONDS, BILLS AND INFLATION 1998 YEARBOOKTM, Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).


         The chart is shown for illustrative purposes only and does not represent any fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.


         Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From January 1, 1926 to December 31, 1999, stocks beat all other traditional asset classes. A $10,000 investment in the S&P 500 grew to $28,456,286, significantly more than any other investment.

                                      TAXES

         BACKUP WITHHOLDING. Each fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

         SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of any fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.


         SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares of a fund within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.


         CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.


         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. By qualifying as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders). If any fund failed to qualify for that treatment for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as taxable dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         OTHER INFORMATION. Dividends and other distributions declared by a fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the distributions are paid by the fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.


         A portion of the dividends (whether paid in cash or additional shares) from each fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends received by the fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

         If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


         Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or
(2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.


         If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.


         Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.


         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.


         Certain futures and forward currency contracts contracts in which a fund may invest may be subject to section 1256 of the Internal Revenue Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, which the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.


         Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.


         When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.


         If a fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


         A fund may acquire zero coupon or other securities issued with original issue discount ("OID") or Treasury inflation-protected securities ("TIPS"), on which principal is adjusted based on changes in the Consumer Price Index. A fund must include in its gross income the portion of the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


         The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

                                OTHER INFORMATION

         MASSACHUSETTS BUSINESS TRUSTS. Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a fund could, under certain circumstances, be held personally liable for the obligations of the fund or its Trust. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from the relevant fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the relevant fund. The board members intend to conduct each fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

         CLASSES OF SHARES. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, C and Y shares will differ.

         VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Trust may elect all of the board members of that Trust. The shares of a fund will be voted together, except that only the shareholders of a particular class of a fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of Investment Trust and Managed Trust will be voted separately, except when an aggregate vote of all the series is required by law.

         The funds do not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of a Trust.

         CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by PFPC in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.


         PRIOR NAMES. Prior to August 25, 1995, the name of Global Equity Fund was "Mitchell Hutchins/Kidder, Peabody Global Equity Fund." Prior to November 10, 1995, the fund's Class B shares were known as "Class E" shares and its Class C shares were known as "Class B" shares, and the fund's Class Y shares were known as "Class C" shares.

         Prior to November 10, 1995, Global Income Fund's Class C shares were known as "Class D" shares, and the fund's Class Y shares were known as "Class C" shares.

         Prior to November 1, 1995, the name of Emerging Markets Equity Fund was "Mitchell Hutchins/Kidder, Peabody Emerging Markets Equity Fund." Prior to November 10, 1995, the fund's Class C shares were called "Class B" shares, and the fund's Class Y shares were called "Class C" shares. New Class B shares were not offered prior to December 5, 1995.


         CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for Asia Pacific Growth Fund, Emerging Markets Equity Fund and Global Equity Fund and employs foreign sub-custodians approved by the respective boards in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for Global Income Fund and employs foreign sub-custodians approved by the fund's board in accordance with those same requirements to provide custody of the fund's foreign assets. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

         COMBINED PROSPECTUS. Although each fund is offering only its own shares, it is possible that a fund might become liable for a misstatement in the Prospectus about another fund. The board of each fund has considered this factor in approving the use of a single, combined Prospectus.

         COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

         AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for Asia Pacific Growth Fund, Emerging Markets Equity Fund and Global Equity Fund. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as independent accountants for Global Income Fund.

                              FINANCIAL STATEMENTS


         Each fund's Annual Report to Shareholders for its last fiscal year ended October 31, 1999 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors or independent accountants appearing therein are incorporated herein by this reference.

                                    APPENDIX

                               RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

         AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC,
C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued;
D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

                                  ------------











(C)2000 PaineWebber Incorporated. All rights reserved.






                                                      PaineWebber
                                               Global Equity Fund

                                                      PaineWebber
                                               Global Income Fund

                                                      PaineWebber
                                         Asia Pacific Growth Fund

                                                      PaineWebber
                                                 Emerging Markets
                                                      Equity Fund




                       ------------------------------------------


                              Statement of Additional Information
                                                    March 1, 2000


                       ------------------------------------------




                                                      PAINEWEBBER

                            PART C. OTHER INFORMATION

Item 23. EXHIBITS

(1)      Amended and Restated Declaration of Trust 1/

(2)      Restated By-Laws 1/

(3) Instruments defining the rights of the holders of Registrant's shares of beneficial interest 2/

(4)      (a)      Investment Advisory and Administration Contract applicable to
                  PaineWebber Tactical Allocation Fund 3/

         (b) Investment Advisory and Administration Contract applicable to PaineWebber Global Equity Fund 4/

         (c) Sub-Advisory Contract with Invista Capital Management, LLC applicable to PaineWebber Global Equity Fund 4/

(5)      (a)      Distribution Contract for Class A Shares 5/

         (b)      Distribution Contract for Class B Shares 5/

         (c)      Distribution Contract for Class C Shares 5/

         (d)      Distribution Contract for Class Y Shares 5/

         (e)      Exclusive Dealer Agreement with respect to Class A Shares 5/

         (f)      Exclusive Dealer Agreement with respect to Class B Shares 5/

         (g)      Exclusive Dealer Agreement with respect to Class C Shares 5/

         (h)      Exclusive Dealer Agreement with respect to Class Y Shares 5/

(6)      Bonus, profit sharing or pension plans - none

(7)      Custody Contract 1/

(8)      Transfer Agency Services and Shareholder Services Agreement 6/

(9)      Opinion and consent of counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Auditors' consent (filed herewith)

(11)     Financial statements omitted from prospectus - none

(12)     Purchase Agreement 1/

(13)     (a)      Plan of Distribution pursuant to Rule 12b-1 with respect to
                  Class A shares 4/

         (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 4/

         (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 4/

(14)     and

(27)     Financial Data Schedule (not applicable)

(15)     Plan pursuant to Rule 18f-3 7/

------------------------------


1/ Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement, SEC File No. 33-39659, filed on February 27, 1998.

2/ Incorporated by reference from Articles IV, V, VI, VII, and X of Registrant's Amended and Restated Declaration of Trust and from Articles II and XI of Registrant's Restated By-Laws.

3/ Incorporated by reference from Post-Effective Amendment No. 14 to the registration statement, SEC File No. 33-39659, filed on December 29, 1995.

4/ Incorporated by reference from Post-Effective Amendment No. 25 to the registration statement, SEC File No. 33-39659, filed on November 23, 1998.

5/ Incorporated by reference from Post-Effective Amendment No. 15 to the registration statement, SEC File No. 33-39659, filed on July 1, 1996.

6/ Incorporated by reference from Post-Effective Amendment No. 23 to the registration statement, SEC File No. 33-39659, filed on September 1, 1998

7/ Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement, SEC File. No. 33-39659, filed on August 29, 1996.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

Item 25.  INDEMNIFICATION

         Section 4.2 of Article IV of the Registrant's Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 4.3(a) of Article IV of the Registrant's Declaration of Trust provides that the appropriate series of the Registrant will indemnify its Trustees and officers to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by such Trustees and officers in connection with any claim, action, suit or proceeding in which such Trustee or officer becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. Additionally, Section 4.3(b) of Article IV provides that no such person shall be indemnified (i) where such person is liable to the Trust, a series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (ii) where such person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust, or a series thereof, or (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in (ii) above resulting in a payment by a Trustee or officer, unless there has been a determination by the court of other body approving the settlement or other disposition or based upon a review of readily available facts by vote of a majority of the non-interested Trustees or written opinion of independent legal counsel, that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Section 4.3(b) of Article IV further provides that the rights of indemnification may be insured against by policies maintained by the Trust. Section 4.4 of Article IV provides that no Trustee shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

         Section 4.6 of Article IV provides that each Trustee, officer or employee of the Trust or a series thereof shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a series thereof, upon an opinion of counsel, or upon reports made to the Trust or a series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Section 9 of each Investment Advisory and Administration Contract with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Each Contract also provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.

         Section 6 of the Sub-Investment Advisory Agreement between Mitchell Hutchins and Invista Capital Management, LLC ("Invista") provides that Invista shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Invista in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

         Section 9 of each Distribution Contract provides that the Trust will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Trust, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract.

         Section 10 of each Distribution Contract contains provisions similar to that of the section of the Investment Advisory and Administration Contracts limiting the liability of the Trust's trustees.

         Section 9 of each Exclusive Dealer Agreement contains provisions similar to Section 9 of each Distribution Contract with respect to PaineWebber Incorporated ("PaineWebber").

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         (a) MITCHELL HUTCHINS ASSET MANAGEMENT INC. Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

         (b) INVISTA CAPITAL MANAGEMENT, LLC Invista Capital Management, LLC ("Invista") serves as investment sub-adviser for PaineWebber Global Equity Fund. Invista, an Iowa Corporation, is a registered investment adviser and is an indirect, wholly owned subsidiary of Principal Life Insurance Company. Invista is primarily engaged in the investment advisory business. Information as to the officers and directors of Invista is included on its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-23020), and is incorporated herein by reference.

Item 27.  PRINCIPAL UNDERWRITERS

         (a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:


         ALL-AMERICAN TERM TRUST INC.
         GLOBAL HIGH INCOME DOLLAR FUND INC.
         INSURED MUNICIPAL INCOME FUND INC.
         INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
         MANAGED HIGH YIELD FUND INC.
         MANAGED HIGH YIELD PLUS FUND INC.
         MITCHELL HUTCHINS LIR MONEY SERIES
         MITCHELL HUTCHINS PORTFOLIOS
         MITCHELL HUTCHINS SECURITIES TRUST
         MITCHELL HUTCHINS SERIES TRUST
         PAINEWEBBER AMERICA FUND
         PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
         PAINEWEBBER INDEX TRUST
         PAINEWEBBER INVESTMENT SERIES
         PAINEWEBBER INVESTMENT TRUST
         PAINEWEBBER INVESTMENT TRUST II
         PAINEWEBBER MANAGED ASSETS TRUST
         PAINEWEBBER MANAGED INVESTMENTS TRUST
         PAINEWEBBER MASTER SERIES, INC.
         PAINEWEBBER MUNICIPAL SERIES
         PAINEWEBBER MUTUAL FUND TRUST
         PAINEWEBBER OLYMPUS FUND
         PAINEWEBBER SECURITIES TRUST
         STRATEGIC GLOBAL INCOME FUND, INC.
         2002 TARGET TERM TRUST INC.


         (b) Mitchell Hutchins is the Registrant's principal underwriter. PaineWebber acts as exclusive dealer of the Registrant's shares. The directors and officers of Mitchell Hutchins, their principal business addresses, and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference.

The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant.


                                                                             Positions and Offices With Underwriter or
              Name              Positions and Offices with Registrant                     Exclusive Dealer
              ----              -------------------------------------        -----------------------------------------
  Margo N. Alexander*           Trustee and President                        Chairman, Chief Executive Officer and a
                                                                             Director of Mitchell Hutchins and an
                                                                             Executive Vice President and Director of
                                                                             PaineWebber

  Mary C. Farrell**             Trustee                                      Managing Director, Senior Investment
                                                                             Strategist and member of the Investment
                                                                             Policy Committee of PaineWebber

  Brian M. Storms*              Trustee                                      President and Chief Operating Officer of
                                                                             Mitchell Hutchins

  T. Kirkham Barneby*           Vice President                               Managing Director and Chief Investment
                                                                             Officer-Quantitative Investments of
                                                                             Mitchell Hutchins

  Tom Disbrow**                 Vice President and Assistant Treasurer       First Vice President and a Senior Manager
                                                                             of the Mutual Fund Finance Department of
                                                                             Mitchell Hutchins

  John J. Lee**                 Vice President and Assistant Treasurer       Vice President and a Manager of the Mutual
                                                                             Fund Finance Department of Mitchell
                                                                             Hutchins

  Kevin J. Mahoney**            Vice President and Assistant Treasurer       First Vice President and a Senior Manager
                                                                             of the Mutual Fund Finance Department of
                                                                             Mitchell Hutchins

  Ann E. Moran**                Vice President and Assistant Treasurer       Vice President and a Manager of the Mutual
                                                                             Fund Finance Department of Mitchell
                                                                             Hutchins

  Dianne E. O'Donnell**         Vice President and Secretary                 Senior Vice President and Deputy General
                                                                             Counsel of Mitchell Hutchins

  Emil Polito*                  Vice President                               Senior Vice President and Director of
                                                                             Operations and Control for Mitchell
                                                                             Hutchins

  Victoria E. Schonfeld**       Vice President                               Managing Director and General Counsel of
                                                                             Mitchell Hutchins and a Senior Vice
                                                                             President of PaineWebber

  Paul H. Schubert**            Vice President and Treasurer                 Senior Vice President and Director of the
                                                                             Mutual Fund Finance Department of Mitchell
                                                                             Hutchins

  Barney A. Taglialatela**      Vice President and Assistant Treasurer       Vice President and a Manager of the Mutual
                                                                             Fund Finance Department of Mitchell
                                                                             Hutchins

  Mark A. Tincher*              Vice President                               Managing Director and Chief Investment
                                                                             Officer - Equities of Mitchell Hutchins


                                      C-5

                                                                             Positions and Offices With Underwriter or
              Name              Positions and Offices with Registrant                     Exclusive Dealer
              ----              -------------------------------------        -----------------------------------------
  Keith A. Weller**             Vice President and Assistant Secretary       First Vice President and Associate General
                                                                             Counsel of Mitchell Hutchins



* The business address of this person is 51 West 52nd Street, New York, New York 10019-6114.

** The business address of this person is 1285 Avenue of the Americas, New York, New York 10019.

         (c)      None.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

         The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's investment adviser and administrator, Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019 and Mitchell Hutchins, 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodians.

Item 29.  MANAGEMENT SERVICES

         Not applicable.

Item 30.  UNDERTAKINGS

         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of February, 2000.

                          PAINEWEBBER INVESTMENT TRUST

                                            By:  /s/ Dianne E. O'Donnell
                                                 ---------------------------
                                                 Dianne E. O'Donnell
                                                 Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                       Title                          Date
---------                       -----                          ----
/s/ Margo N. Alexander          President and Trustee          February 28, 2000
---------------------------     (Chief Executive Officer)
Margo N. Alexander *

/s/ E. Garrett Bewkes, Jr.      Trustee and Chairman           February 28, 2000
---------------------------     of the Board of Trustees
E. Garrett Bewkes, Jr. *

/s/ Richard Q. Armstrong        Trustee                        February 28, 2000
---------------------------
Richard Q. Armstrong *

/s/ Richard R. Burt             Trustee                        February 28, 2000
---------------------------
Richard R. Burt *

/s/ Mary C. Farrell             Trustee                        February 28, 2000
---------------------------
Mary C. Farrell *

/s/ Meyer Feldberg              Trustee                        February 28, 2000
---------------------------
Meyer Feldberg *

/s/ George W. Gowen             Trustee                        February 28, 2000
---------------------------
George W. Gowen *

/s/ Frederic V. Malek           Trustee                        February 28, 2000
---------------------------
Frederic V. Malek *

/s/ Carl W. Schafer             Trustee                        February 28, 2000
---------------------------
Carl W. Schafer *

/s/ Brian M. Storms             Trustee                        February 28, 2000
---------------------------
Brian M. Storms **

/s/ Paul H. Schubert            Vice President and             February 28, 2000
---------------------------     Treasurer (Chief
Paul H. Schubert                Financial and
                                Accounting Officer)

* Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

** Signature affixed by Elinor W. Gammon pursuant to power of attorney dated May 14, 1999 and incorporated by reference from Post-Effective Amendment No. 61 to the registration statement of PaineWebber Managed Investments Trust, SEC File 2-91362, filed June 1, 1999.

                          PAINEWEBBER INVESTMENT TRUST
                                  EXHIBIT INDEX

Exhibit
Number

(1)  Amended and Restated Declaration of Trust 1/

(2)  Restated By-Laws 1/

(3) Instruments defining the rights of the holders of Registrant's shares of beneficial interest 2/

(4) (a) Investment Advisory and Administration Contract applicable to PaineWebber Tactical Allocation Fund 3/

     (b) Investment Advisory and Administration Contract applicable to PaineWebber Global Equity Fund 4/

     (c) Sub-Advisory Contract with Invista Capital Management, LLC applicable to PaineWebber Global Equity Fund 4/

(5)  (a)  Distribution Contract for Class A Shares 5/

     (b)  Distribution Contract for Class B Shares 5/

     (c)  Distribution Contract for Class C Shares 5/

     (d)  Distribution Contract for Class Y Shares 5/

     (e)  Exclusive Dealer Agreement with respect to Class A Shares 5/

     (f)  Exclusive Dealer Agreement with respect to Class B Shares 5/

     (g)  Exclusive Dealer Agreement with respect to Class C Shares 5/

     (h)  Exclusive Dealer Agreement with respect to Class Y Shares 5/

(6)  Bonus, profit sharing or pension plans - none

(7)  Custody Contract 1/

(8)  Transfer Agency Services and Shareholder Services Agreement 6/

(9)  Opinion and consent of counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Auditors' consent (filed herewith)

(11) Financial statements omitted from prospectus - none

(12) Purchase Agreement 1/

(13) (a) Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 4/

     (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 4/

     (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 4/

(14) and

(27) Financial Data Schedule (not applicable)

(15) Plan pursuant to Rule 18f-3 7/

------------------------------

1/ Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement, SEC File No. 33-39659, filed on February 27, 1998.

2/ Incorporated by reference from Articles IV, V, VI, VII, and X of Registrant's Amended and Restated Declaration of Trust and from Articles II and XI of Registrant's Restated By-Laws.

3/ Incorporated by reference from Post-Effective Amendment No. 14 to the registration statement, SEC File No. 33-39659, filed on December 29, 1995.

4/ Incorporated by reference from Post-Effective Amendment No. 25 to the registration statement, SEC File No. 33-39659, filed on November 23, 1998.

5/ Incorporated by reference from Post-Effective Amendment No. 15 to the registration statement, SEC File No. 33-39659, filed on July 1, 1996.

6/ Incorporated by reference from Post-Effective Amendment No. 23 to the registration statement, SEC File No. 33-39659, filed on September 1, 1998

7/ Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement, SEC File. No. 33-39659, filed on August 29, 1996.